UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Preliminary proxy statement

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Soliciting material under Rule 14a-12

James River Group Holdings, Ltd.

(Name of Registrant as Specified in Its Charter)

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Wellesley House, 2nd Floor
90 Pitts Bay Road
Pembroke HM 08 Bermuda
Dear Shareholder:
You are cordially invited to attend the Annual General Meeting of Shareholders (the “Annual Meeting”) of James River Group Holdings, Ltd. (the “Company”) to be held at 8:00 a.m. local time on Thursday, July 27, 2023 at Rosewood Bermuda located at 60 Tucker’s Point Drive, Hamilton Parish, HS 02 Bermuda.
We describe the actions we expect to take at our Annual Meeting in detail in the attached Notice of Annual General Meeting of Shareholders and proxy statement. Included with this proxy statement is a copy of our Annual Report for our year ended December 31, 2022. We encourage you to read our Annual Report. It includes information about our business as well as our consolidated audited financial statements.
Please use this opportunity to take part in our corporate affairs by voting on the business to come before the Annual Meeting. Whether or not you plan to attend our Annual Meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope or vote electronically via the Internet or telephone. See “What options are available to me to vote my shares?” in the proxy statement for additional information. Returning the proxy or voting electronically does NOT deprive you of your right to attend the Annual Meeting or to vote your shares owned of record by you in person for the matters acted upon at the Annual Meeting.
We look forward to seeing you at the Annual Meeting.
Sincerely,
Frank N. D’Orazio Chief Executive Officer June 22, 2023

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
About the Meeting
WHEN:	WHERE:	RECORD DATE:
8:00 a.m. local time on Thursday, July 27, 2023	At Rosewood Bermuda located at 60 Tucker’s Point Drive, Hamilton Parish, HS 02 Bermuda	June 6, 2023
PROXY VOTING
It is important that your shares be represented and voted at the annual general meeting of shareholders. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. You also have the option of voting your shares on the Internet or by telephone. Voting instructions are printed on your proxy card and are included in the accompanying proxy statement. You can revoke a proxy at any time prior to its exercise at the annual general meeting of shareholders by following the instructions in the proxy statement.
VIA THE INTERNET	VIA THE TELEPHONE	BY MAIL	IN PERSON AT THE MEETING
Follow the instructions on the proxy card or voting instruction form	Call the telephone number on your proxy card or voting instruction form provided by your bank, broker or other intermediary.	Sign, date, and return your proxy card in the enclosed envelope	Attend the meeting in-person
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 27, 2023:
The Notice of Annual General Meeting of Shareholders, Proxy Statement and 2022 Annual Report are available at https://materials.proxyvote.com/G5005R. These documents are first being mailed to shareholders on or about June 22, 2023.

Items of Business
ITEMS TO BE VOTED ON	BOARD’S RECOMMENDATION	MORE INFORMATION
PROPOSAL 1 The election of (i) three Class II directors for a one-year term to hold office until the 2024 annual general meeting of shareholders, and (ii) one Class III director for a one-year term to hold office until the 2024 annual general meeting of shareholders;	FOR each nominee	44
PROPOSAL 2 Re-appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditor to serve until the 2024 annual general meeting of shareholders and authorization of our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration; and	FOR	45
PROPOSAL 3 To approve, on a non-binding, advisory basis, the 2022 compensation of our named executive officers.	FOR	47
Any other business that may properly come before the annual general meeting of shareholders and any adjournments or postponements thereof.
By order of the Board of Directors,
Frank N. D’Orazio
Chief Executive Officer

1	BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
1	General
1	Nominees for Election as Class II and Class III Directors
3	Members of our Board of Directors Whose Terms Do Not Expire at the Annual Meeting
5	Director Independence
5	Board Structure
6	Board Skills Disclosure
6	Board Composition Disclosure
7	Board Diversity Disclosure
7	Risk Oversight
8	Our Board and its Committees
10	Annual Evaluations
10	Compensation Committee Interlocks and Insider Participation
10	Attendance at Annual General Meetings of Shareholders
10	Communications with our Board of Directors
10	Code of Conduct
11	Prohibition on Pledging & Hedging
11	Investor Engagement and Feedback
11	Environmental, Social & Governance
13	Compensation of Directors
14	Share Ownership Guidelines
15	EXECUTIVE OFFICERS
17	EXECUTIVE COMPENSATION
17	Compensation Discussion and Analysis
25	Summary Compensation Table
26	Grants of Plan-Based Awards
27	Outstanding Equity Awards at Fiscal Year-End
28	Option Exercises and Stock Vested
28	Pension Benefits & Nonqualified Deferred Compensation
28	Chief Executive Officer Pay Ratio
29	Pay versus Performance
33	Potential Payments upon Termination or Change of Control
39	Compensation Risk Assessment
40	EQUITY COMPENSATION PLAN INFORMATION
41	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
41	Policies and Procedures for Related Person Transactions
41	Related Party Transactions
42	SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
44	PROPOSAL NO. 1 ELECTION OF DIRECTORS
45	PROPOSAL NO. 2 RE-APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITOR
47	PROPOSAL NO. 3 APPROVAL OF THE 2022 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
48	OTHER MATTERS
48	Delinquent Section 16(a) Reports
48	Other Business at the Annual Meeting
48	Shareholder Proposals and Director Nominations for the 2024 Annual General Meeting of Shareholders
49	Shareholders Sharing the Same Address
50	FREQUENTLY ASKED QUESTIONS
50	Where and when will the meeting take place?
50	What proposals are to be presented at the Annual Meeting and what are the Board of Directors recommendations?
50	Who is entitled to vote at the Annual Meeting?
51	How many votes do I have?
51	What is the difference between holding shares as a shareholder of record and as a beneficial owner?
51	What if I do not vote for some of the items listed on my proxy card or voting instruction card?
51	What options are available to me to vote my shares?
52	How many votes must be present to hold the Annual Meeting?
52	What is the vote required to pass each proposal to be presented at the Annual Meeting?
52	What does it mean if I receive more than one set of proxy materials?
52	Can I change or revoke my vote after I return my proxy card or voting instruction card?
53	How can I attend the Annual Meeting?
53	What is a proxy? How do I appoint a proxy and instruct that individual how to vote on my behalf?
53	What does solicitation of proxies mean?
53	What else will happen at the Annual Meeting?
53	How can I access James River Group Holdings, Ltd.’s proxy materials and annual report electronically?
53	How do I find out the voting results?
54	Forward-Looking Statements

PROXY STATEMENT DATED JUNE 22, 2023
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 27, 2023
We are providing these proxy materials to you in connection with our 2023 Annual General Meeting of Shareholders, which we refer to in this proxy statement as the Annual Meeting. The Annual Meeting will be held at Rosewood Bermuda located at 60 Tucker’s Point Drive, Hamilton Parish, HS 02 Bermuda on Thursday, July 27, 2023, at 8:00 a.m. local time. This proxy statement and our 2022 Annual Report are being made available to our shareholders beginning on or about June 22, 2023. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.
For information regarding voting your shares and other important information regarding the Annual Meeting, please see “Frequently Asked Questions” in this proxy statement.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
General
Our Board of Directors (the “Board of Directors” or “Board”) consists of ten directors, with four directors serving in Class I, three directors serving in Class II, and three directors serving in Class III. J. Adam Abram and Michael T. Oakes, Class III directors whose terms expire at the Annual Meeting, have each decided not to stand for re-election. At our 2022 annual general meeting of shareholders (the “2022 Annual Meeting”), our shareholders approved an amendment to the Company’s bye-laws (as amended through the date hereof, our “Bye-laws”) to declassify the Board so that directors are elected for one-year terms rather than staggered three-year terms as provided by our bye-laws in place prior to the 2022 Annual Meeting. The amendment was effective immediately for Class II directors elected at the 2022 Annual Meeting, while directors serving in Class I and Class III will continue to serve for the remainder of the terms to which they were elected or appointed (i.e., Class III directors will serve until the Annual Meeting, and Class I directors will serve until the Company’s 2024 annual general meeting of shareholders), and at the expiration of such terms will be eligible for election for one-year terms.
Nominees for Election as Class II and Class III Directors
The nominees for election as Class II and Class III directors were recommended to our Board and approved for nomination by the Nominating and Corporate Governance Committee of our Board. Unless otherwise specified in the accompanying proxy, the shares voted on the proxy will be cast in favor of the election of Dennis J. Langwell, Peter B. Migliorato and Ollie L. Sherman, Jr. as Class II directors, and Frank N. D’Orazio as a Class III director. Each of the nominees has consented to being named as a nominee in this proxy statement. If, for any reason, any nominee is unable or unwilling to serve, the persons named in the proxy will use their best judgment in selecting and voting for a substitute candidate or our Board of Directors may reduce the size of our Board and eliminate the vacancies. Our Board of Directors, however, has no reason to believe that any of the nominees will be unable or unwilling to be a candidate for election at the time of the Annual Meeting.
The following table identifies the nominees for election as Class II and Class III directors at the Annual Meeting and their age as of June 6, 2023.
NAME	AGE	CLASS	POSITION
Dennis J. Langwell	64	II	Director
Peter B. Migliorato	64	II	Director
Ollie L. Sherman, Jr.	71	II	Director
Frank N. D’Orazio	55	III	Chief Executive Officer and Director
The nominees for election as Class II and Class III directors will serve until the Company’s 2024 annual general meeting of shareholders and until their successors are duly elected and qualified.
2023 Proxy Statement1

DENNIS J. LANGWELL

Dennis J. Langwell has served on our Board of Directors since April 2023. He retired in 2021 from Liberty Mutual Group Inc., a holding company of Liberty Mutual Insurance Operations (“Liberty Mutual”), a global provider of insurance products and services, where he most recently served as Vice Chairman of Insurance Operations. Mr. Langwell joined Liberty Mutual in 1997 and served in various leadership roles during his tenure, including as President — Global Risk Solutions from 2018 to 2021 and as Executive Vice President and Chief Financial Officer from 2003 to 2018. Mr. Langwell previously worked in finance and reporting roles for Liberty Mutual and other insurance companies and began his career at KPMG (Peat Marwick). Mr. Langwell currently serves on the board of Safety Insurance Group, Inc., and as a member of the board of trustees at Providence College and the USS Constitution Museum. Mr. Langwell received a Bachelor of Science degree (magna cum laude) in Accounting from Providence College. He is a former certified public accountant.

We believe Mr. Langwell’s qualifications to serve on our Board of Directors include his executive leadership experience at Liberty Mutual, his knowledge of the property and casualty industry, and his financial and accounting expertise.
PETER B. MIGLIORATO

Peter B. Migliorato has served on our Board of Directors since October 2022. He retired in 2021 as a partner of Deloitte Consulting (“Deloitte”), where he most recently served as Lead Client Service Partner to insurance clients. Mr. Migliorato also served as the North American Insurance Consulting practice leader with Deloitte in the property & casualty, life & retirement, and employee benefits sectors. Mr. Migliorato joined Deloitte in 2001 and served in various leadership roles during his twenty-year tenure. Before joining Deloitte, Mr. Migliorato served as an equity partner at Emergence Consulting and C-Change Consulting, two start-up strategy consultancies, from 1998 to 2001 and as Senior Vice President, Marketing and Business Development at Marketing Technologies International, a data sciences firm, from 1997 to 1998. Prior to that, he led the Insurance Practice, served clients across multiple industries, and was Chief of Staff to the CEO of Gemini Consulting, a global management consulting firm, from 1985 to 1997. Mr. Migliorato serves as an advisory board member to Machine Cover, Inc., an insurance technology company, since June 2021 and to Owl.co, a Canadian based insurance technology company providing AI solutions to insurance claims organizations, since April 2023. He served on the board of directors of State Automobile Mutual Insurance Company, the mutual holding company parent of State Auto Financial Corporation (“State Auto”) from March 2021 until State Auto was acquired by Liberty Mutual Holding Company Inc. in March 2022; and as an advisory board member to Safekeep, Inc., an insurance technology company, from June 2021 until its acquisition by CCCIS in February 2022. Mr. Migliorato received a Bachelor of Arts degree with dual majors in History and Geology from Oberlin College where he was also a member of the Phi Beta Kappa academic honor society.

We believe Mr. Migliorato’s qualifications to serve on our Board of Directors include his extensive experience at Deloitte advising insurance companies on implementation of growth strategies, executing mergers and acquisitions and implementing technology and data platforms, his knowledge of the property and casualty insurance industry and his experience as an advisory board member to two insurance technology companies.
2James River Group Holdings, Ltd.

OLLIE L. SHERMAN, JR.

Ollie L. Sherman, Jr. has served on our Board of Directors since May 2016 and has served as our Lead Independent Director since April 2022. Mr. Sherman retired as a Managing Principal with Towers Watson in 2010. At Towers Watson, Mr. Sherman functioned as a consulting actuary and practice manager for Tower Watson’s property and casualty division for over 25 years. Prior to joining Towers Watson, Mr. Sherman was employed by the Travelers Insurance Company for ten years where he had overall responsibility for countrywide workers’ compensation pricing. Mr. Sherman graduated from the University of Virginia with a B.S. in Applied Mathematics, and he is a Fellow of the Casualty Actuarial Society.

We believe Mr. Sherman’s qualifications to serve on our Board of Directors include his extensive experience as a consulting actuary in property and casualty insurance, as well as his knowledge of the Company gained from his service on our Board.
FRANK N. D’ORAZIO

Frank N. D’Orazio has served as our Chief Executive Officer and a director and as Chief Executive Officer of James River Group, Inc. since November 2020. Mr. D’Orazio formerly served as Corporate Chief Operating Officer and Chief of Staff of Allied World Assurance Company Holdings, Ltd. (“Allied World”), a global provider of property, casualty and specialty insurance and reinsurance, from March 2019 through January 2020. Prior to that, Mr. D’Orazio served as President, Underwriting and Global Risk of Allied World from December 2014 through February 2019. From September 2009 to December 2014, Mr. D’Orazio served as the President — Bermuda and International Insurance of Allied World Ltd. From June 2003, when Mr. D’Orazio joined Allied World, through September 2009, Mr. D’Orazio held leadership roles with increasing responsibility in the company’s general casualty business and in underwriting. Before joining Allied World, Mr. D’Orazio worked for the retail insurance market arm of Munich-American Re-Insurance from August 1994 to May 2003, where he held a succession of underwriting and management positions. Prior to that Mr. D’Orazio held various underwriting positions in the excess casualty division of the Chubb Group of Insurance Companies from June 1990 to July 1994. Mr. D’Orazio received a B.A. from Fairfield University.

We believe Mr. D’Orazio’s qualifications to serve on our Board of Directors include his extensive experience as an executive officer in the insurance industry and significant insurance, underwriting and enterprise risk management knowledge, as well as his extensive knowledge of the Company’s day to day operations based upon his service as our Chief Executive Officer.
Members of our Board of Directors Whose Terms Do Not Expire at the Annual Meeting
The following table identifies the continuing members of our Board of Directors, their age as of June 6, 2023, the class each director serves in, and the positions each director presently holds with the Company.
NAME	AGE	CLASS	POSITION
Matthew B. Botein	50	I	Director
Thomas L. Brown	66	I	Director
Kirstin M. Gould	56	I	Director
Patricia H. Roberts	67	I	Director
2023 Proxy Statement3

The following biographical information is furnished as to each continuing director:
MATTHEW B. BOTEIN

Matthew B. Botein has served on our Board of Directors since January 2023. Mr. Botein is a co-founder of Gallatin Point Capital LLC (“Gallatin Point”), a private investment firm founded in 2017, and serves as a Managing Partner of Gallatin Point. Prior to founding Gallatin Point, Mr. Botein served as co-head and Chief Investment Officer for Alternatives of BlackRock Alternative Investors (“BAI”) from 2009 through 2017 and as an advisor to BAI from 2017 through 2020. Prior to joining BAI, Mr. Botein served as a Managing Director and member of the Management Committee at Highfields Capital Management, a Boston-based private investment partnership. He also served as a member of the private equity departments at The Blackstone Group and Lazard Frères & Co. LLC. Mr. Botein currently serves on the board of directors of Hunt Capital Holdings, Amber Infrastructure Group Holdings Limited, Fortuna Holdings Limited (parent of Lloyd’s insurer Canopius), Bowhead Insurance Holdings LP, Tower Hill Risk Management, LLC, and Northeast Bancorp (Nasdaq: NBN). Mr. Botein previously served on the board of directors of PennyMac Financial Services (NYSE: PFSI), Aspen Insurance Holdings (NYSE: AHL), CoreLogic Inc. (NYSE: CLGX), First American Corporation (NYSE: FAF), PennyMac Mortgage Investment Trust (NYSE: PMT) and numerous private companies. He also serves on the Board of Trustees of Beth Israel Deaconess Medical Center, the CareGroup/CJP Board of Managers and Boston Medical Center. Mr. Botein received a Bachelor of Arts degree (magna cum laude) from Harvard College and a M.B.A degree (with high distinction) from Harvard Business School, where he was awarded Baker and Loeb scholarships.

We believe Mr. Botein’s qualifications to serve on our Board of Directors include his extensive investment management and investment banking experience and knowledge of financial institutions and his experience as a public company board member.
THOMAS L. BROWN

Thomas L. Brown has served on our Board of Directors since October 2021. Mr. Brown retired in 2019 as the Senior Vice President and Chief Financial Officer of RLI Corp. (“RLI”), a NYSE listed specialty insurer serving diverse niche property, casualty and surety markets. He previously served as Vice President and Chief Financial Officer at RLI from 2011 to 2017. Prior to that, Mr. Brown was a partner at PricewaterhouseCoopers LLP, where he served for ten years as its Central Region Financial Services Leader and led teams responsible for the banking, insurance, capital markets, real estate and investment management business sectors. Mr. Brown currently serves on the board of directors of the Chicago Shakespeare Theater and Old National Bancorp, a Nasdaq listed company, and served on the board of First Midwest Bancorp, Inc. from 2017 until its acquisition by Old National Bancorp in February 2022. In 2020, Mr. Brown joined the board of directors of Easter Seals DuPage & Fox Valley, and he previously served on the board of Easter Seals Central Illinois. From 2004 to 2017, Mr. Brown served on the board of trustees of Illinois Wesleyan University. Mr. Brown received a Bachelor of Science degree in Accounting from Illinois Wesleyan University in 1979. He is a certified public accountant.

We believe Mr. Brown’s qualifications to serve on our Board of Directors include his management experience at RLI, his knowledge of the property and casualty insurance industry, his financial and accounting expertise and his experience as a public company board member.
4James River Group Holdings, Ltd.

KIRSTIN M. GOULD

Kirstin M. Gould has served on our Board of Directors since October 2021. Ms. Gould served as Executive Vice President, General Counsel and Corporate Secretary of XL Group Ltd (“XL”), a NYSE listed global insurance and reinsurance company, until XL was acquired by AXA, S.A. in 2018. Ms. Gould joined XL in 2000 and served in various leadership roles during her tenure, including leading the marketing and communications function from 2007-2015 while concurrently serving as General Counsel from September 2007. From 2005-2011, Ms. Gould chaired the Policy Committee of the Association of Bermuda Insurers and Reinsurers (ABIR), which is a trade association of international property and casualty insurers and reinsurers. Ms. Gould currently serves on the board of Pacific Life Re Global Limited where she is a member of the Risk, Audit and Remuneration Committees. She is also the founder of Harrington Advisors LLC, a consulting company focused on strategic advice including M&A, corporate governance and insurance regulatory matters. Ms. Gould began her career in private practice with the law firms Dewey Ballantine LLP in New York (1991-1995) and Clifford Chance LLP in New York and London (1996-2000). Ms. Gould received a Bachelor of Arts degree (summa cum laude) from the State University of New York at Albany and a Juris Doctor degree (cum laude) from the State University of New York at Buffalo School of Law.

We believe Ms. Gould’s qualifications to serve on our Board of Directors include her executive leadership at XL, as well as her extensive experience in corporate governance, risk management, insurance regulatory matters and mergers and acquisitions.
PATRICIA H. ROBERTS

Patricia H. Roberts has served on our Board of Directors since July 2019. She retired in 2012 from her dual position as President and Chairman of General Star Management Company and President and Chairman of Genesis Management and Insurance Services Corporation, two wholly-owned subsidiaries of General Reinsurance Corporation (“GenRe”). Ms. Roberts began working at GenRe in 1977 and held positions with increasing levels of responsibility. Ms. Roberts served on the Navigators Group Inc. (“Navigators”) board from 2014 until 2019 when Navigators was sold to Hartford Financial Services Group. Ms. Roberts holds a Bachelor of Science degree in Business Administration from George Mason University and received her CPCU (Chartered Property Casualty Underwriter) designation in 1985.

We believe Ms. Roberts’s qualifications to serve on our Board of Directors include her management experience at GenRe, her knowledge of the insurance and reinsurance industry, her operational and strategic expertise and her experience as a public company board member.
There are no family relationships among any of our directors or executive officers.
Director Independence
Our Board has reviewed the independence of our directors and nominees using the Nasdaq Stock Market independence standards. Based on this review, we have determined that Messrs. Botein, Brown, Langwell, Migliorato, Oakes and Sherman, Ms. Gould and Ms. Roberts are independent. In making its independence determination, the Board considered the current and prior relationships with the Company, including Mr. Oakes’s service as a former executive officer of the Company and the transaction described in the section titled “Certain Relationships and Related Transactions”.
Board Structure
Mr. Abram has served as our Non-Executive Chairman since November 2020. He previously served as Chairman and Chief Executive Officer from August 2019 to November 2020 and also served in such roles from 2014 through 2017. Mr. Abram served as our Non-Executive Chairman of the Board from the time of his initial retirement in January 2018 through July 2019. The Board believes that Mr. Abram’s continued service as Chairman following his retirement as our Chief Executive Officer was appropriate because of his familiarity with the Company’s business and strategy and significant experience in the property and casualty insurance industry, based upon being the founder of the Company and other companies in the industry. Upon Mr. Abram’s decision to not stand for re-election at the Annual Meeting, the Board identified Mr. Sherman as Mr. Abram’s successor as Non-Executive Chairman of the Board, effective upon the conclusion of the Annual Meeting and contingent upon Mr. Sherman’s re-election as a Class II director at the Annual Meeting.
2023 Proxy Statement5

Mr. Sherman was selected as the Board’s next Non-Executive Chairman due to his experience as our lead independent director since April 2022 and his familiarity with the Company developed over his tenure as a director. As our lead independent director, Mr. Sherman leads executive sessions of the Board of Directors and communicates with our Chief Executive Officer between meetings to discuss strategy and other matters that may require the attention of the Board of Directors.
Board Skills Disclosure
The following table sets forth certain skills that our continuing directors and nominees have, which we believe benefits the Board.
	MATTHEW B. BOTEIN	THOMAS L. BROWN	FRANK N. D’ORAZIO	KIRSTIN M. GOULD	DENNIS J. LANGWELL	PETER B. MIGLIORATO	PATRICIA H. ROBERTS	OLLIE L. SHERMAN, JR.	NUMBER OF DIRECTORS/ NOMINEES WITH SKILL
Executive Leadership	✓	✓	✓	✓	✓		✓		6/8
Insurance Industry Expertise	✓	✓	✓	✓	✓	✓	✓	✓	8/8
Risk Management		✓	✓	✓	✓	✓	✓	✓	7/8
Corporate Governance	✓	✓	✓	✓	✓	✓	✓	✓	8/8
Business Operations	✓	✓	✓	✓	✓	✓	✓	✓	8/8
Finance / Capital Management	✓	✓	✓		✓			✓	5/8
Investments	✓	✓			✓				3/8
Mergers and Acquisitions	✓		✓	✓		✓		✓	5/8
Information Technology / Cyber Security		✓			✓	✓	✓		4/8
Legal and Regulatory				✓					1/8
Board Composition Disclosure
The following charts display the tenure, age and diversity of our directors following the Annual Meeting (assuming the re-election of all nominees):
6James River Group Holdings, Ltd.

Prior to the 2022 Annual Meeting, the Board enjoyed greater than 30% gender diversity, and the Board’s goal is to regain compliance with that minimum standard at or prior to the Company’s annual general meeting of shareholders in 2024.
Board Diversity Disclosure
The table below provides the self-identified composition of our Board members as of June 6, 2023. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f). For our Board Diversity Matrix as of August 15, 2022, see our definitive proxy statement filed with the SEC on September 20, 2022.
BOARD DIVERSITY MATRIX (AS OF JUNE 6, 2023)
Total Number of Directors	10
	FEMALE	MALE	NON-BINARY	DID NOT DISCLOSE GENDER
Part I: Gender Identity
Directors	2	7	—	1
Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	1
Risk Oversight
The Company’s management, including and under the supervision of our Chief Executive Officer, has the primary responsibility for managing risks of the Company, subject to Board oversight. The Board has delegated certain of its risk oversight responsibilities to various Board committees. Specifically, the Board has assigned oversight of the risks associated with the Company’s investment portfolio to the Investment Committee and of the risks associated with the Company’s compensation policies and practices to the Compensation Committee. The Board has delegated to the Audit Committee the responsibility for oversight of the Company’s financial risks, financial controls, cybersecurity risks, internal audit and potential conflicts of interest and receives regular internal audit updates from our Chief Financial Officer and head of internal audit. Finally, our Board of Directors reviews strategic and operational risk in the context of reports from our senior management team, receives reports regarding activities of our Board committees at each regular meeting, and evaluates the risks inherent in significant transactions. In addition to the Audit Committee’s regular oversight of cybersecurity risks, the full Board receives updates on at least an annual basis from the Company’s Chief Information Officer on the Company’s information technology and cybersecurity posture and risks.
2023 Proxy Statement7

Our Board and its Committees
The Company’s Bye-laws prohibit meetings via telephone or video conferences with a director participant in the United States. This restriction proved difficult for us during the coronavirus pandemic (“COVID-19”). As a result of COVID-19, each of the Board and its committees were unable to hold any in-person meetings during the first half of 2022, but resumed meetings in Bermuda in July 2022. During the first half of 2022, our Board and its committees held informational videoconferences on a regular basis, with actions requiring approval taken by written consent after extensive discussion in the informational sessions.
During 2022, our Board of Directors held two in-person meetings and two informational videoconferences. Additionally, all of our directors attended at least 75% of the aggregate number of meetings and informational videoconferences of our Board of Directors and committees that he or she served on during 2022.
Our Board of Directors has established four standing committees to assist it in carrying out its responsibilities: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Investment Committee. Each of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Investment Committee operates under its own written charter. The charters of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee comply with the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market. Copies of the charters of our standing committees are available on our website at https://jrvrgroup.com/. The membership of each committee and the function of each of the committees are described below. Mr. D’Orazio is not a member of any committee, but regularly attends the non-executive session portion of all committee meetings.
AUDIT COMMITTEE
Thomas L. Brown (Chair)	Dennis J. Langwell	Peter B. Migliorato	Ollie L. Sherman, Jr.
Our Audit Committee consists of Messrs. Brown (Chairman), Langwell, Migliorato and Sherman. During 2022, our Audit Committee held two in-person meetings and two informational videoconferences.
Our Board has determined that all of the members of the Audit Committee are independent as defined under the rules of the Nasdaq Stock Market and the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Additionally, Messrs. Brown, Langwell and Sherman have been identified by our Board of Directors as an “audit committee financial expert” (“AC Financial Expert”) as that term is defined in Item 407(d)(5) of Regulation S-K. Mr. Brown acquired the skills necessary to qualify as an AC Financial Expert through his experience as Chief Financial Officer of RLI, his accounting and auditing experience while at PricewaterhouseCoopers LLP and status as a Certified Public Accountant. Mr. Langwell acquired the skills necessary to qualify as an AC Financial Expert through his experience as Chief Financial Officer of Liberty Mutual Insurance and in other finance and accounting roles at Liberty Mutual Insurance and other insurance companies. Mr. Sherman acquired the skills necessary to qualify as an AC Financial Expert through his experience at Towers Watson as a consulting actuary and manager for the company’s property and casualty insurance practice, where his responsibilities included the review of property and casualty insurance financial data in connection with the issuance of actuarial opinions for use in connection with financial statements and other financial analysis.
The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities relating to:
•
the integrity of our financial statements and our financial reporting process;

•
internal and external auditing and the independent registered public accounting firm’s qualifications and independence;

•
the performance of an internal audit function and our independent registered public accounting firm;

•
the integrity of our systems of internal accounting and financial controls; and

•
our compliance with legal and regulatory requirements.

In so doing, the Audit Committee is responsible for maintaining free and open communication between the committee, the independent registered public accounting firm, and our management. In this role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of our Company and has the power to retain outside counsel or other experts for this purpose.
The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The Audit Committee engages in an annual evaluation of the independent public accounting firm’s insurance industry qualifications and expertise, assesses the firm’s quality of service, the firm’s sufficiency of resources, the quality, timeliness and practicality of communication and interaction with the firm, the adequacy of information provided on accounting issues, auditing issues and regulatory developments affecting the property and casualty insurance industry, the firm’s ability to meet deadlines and respond quickly, the firm’s timeliness and accuracy of all services presented to the Audit Committee for pre-approval and review, management’s feedback, the lead partner’s performance, the comprehensiveness of evaluations of our internal control structure, and the firm’s independence, candor, objectivity and professional skepticism. The Audit Committee also considers the advisability and potential impact of selecting a different independent public accounting firm.
8James River Group Holdings, Ltd.

The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent auditors, both in fact and in appearance. On at least an annual basis, the Audit Committee receives and reviews written disclosures and a letter from our independent public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the firm’s communications with the Audit Committee concerning independence, and discusses with the firm the firm’s independence from the Company and management. These discussions include, among other things, a review of the nature of, and fees paid to the firm for, non-audit services and the compatibility of such services with maintaining the firm’s independence.
The Audit Committee meets with the independent registered public accounting firm and the Company’s internal audit group independently without the presence of management at least quarterly.
The Audit Committee is responsible for approving all transactions with related persons. On an annual basis, the Audit Committee reviews and approves all director and executive officer related party transactions that the Company is a party to, and on a quarterly basis receives a summary of such transactions as prepared by management. To the extent any new transactions may arise during the course of the year, management discusses such transactions with the Audit Committee. A further description of the Audit Committee’s role in reviewing related party transactions is set forth in this proxy statement under “Certain Relationships and Related Transactions.”
The Audit Committee also has responsibility for the oversight of the Company’s cybersecurity risks.
COMPENSATION COMMITTEE
Patricia H. Roberts (Chair)	Matthew B. Botein	Ollie L. Sherman, Jr.
Our Compensation Committee consists of Ms. Roberts (Chairperson) and Messrs. Botein and Sherman. During 2022, the Compensation Committee held one in-person meeting and seven informational videoconferences.
Our Board of Directors has determined that the current members of our Compensation Committee are independent under applicable rules and regulations of the Nasdaq Stock Market.
The Compensation Committee assists our Board of Directors with reviewing the performance of our management in achieving corporate goals and objectives and assuring that our executives are compensated effectively in a manner consistent with our strategy, competitive practice and the requirements of the appropriate regulatory bodies. Toward that end, the Compensation Committee, among other responsibilities, makes recommendations to our Board of Directors regarding director and executive officer compensation, equity-based compensation plans and executive benefit plans. In determining compensation recommendations to the Board of Directors, the Compensation Committee consults with our Chief Executive Officer. The Compensation Committee also administers the Company’s incentive plans.
The Compensation Committee has the authority to retain compensation consultants and fix any such consultant’s fees and other retention terms and may obtain advice and assistance from internal or external legal and other advisors as it deems necessary to fulfill its duties and responsibilities. In 2022, the Compensation Committee approved the retention of Mercer US LLC (“Mercer”), an independent compensation consultant, to assist with the Company’s executive officer compensation plans and programs. For information regarding the scope of Mercer’s work, please see “Compensation Discussion and Analysis.”
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Ollie L. Sherman, Jr. (Chair)	Kirstin M. Gould	Patricia H. Roberts
Our Nominating and Corporate Governance Committee consists of Mr. Sherman (Chairman) and Ms. Gould and Ms. Roberts. During 2022, the Nominating and Corporate Governance Committee held two in-person meetings and two informational videoconferences.
Our Board of Directors has determined that our current members of the Nominating and Corporate Governance Committee are independent under applicable rules and regulations of the Nasdaq Stock Market. Among other responsibilities, the Nominating and Corporate Governance Committee identifies individuals qualified to become board members and recommends to the Board of Directors the director nominees for the next annual general meeting of shareholders.
The Nominating and Corporate Governance Committee determines the qualifications, qualities, skills and other expertise required to be a director and develops and recommends such criteria to the Board of Directors when commencing a director search (the “Director Criteria”). In evaluating a candidate for director, the committee may consider, in addition to the Director Criteria and such other criteria as the committee considers appropriate under the circumstances, whether a candidate possesses the integrity, judgment, knowledge, experience, skills, diversity, expertise, and viewpoints that are likely to enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties. The committee may take into account the satisfaction of any independence requirements imposed by law, regulation or the Board. The committee has authority to retain and terminate any search firm to be used to identify
2023 Proxy Statement9

director candidates and to approve the search firm’s fees and other retention terms and may obtain advice and assistance from internal or external legal and other advisors as it deems necessary to fulfill its duties and responsibilities. The committee also retained a search firm to assist the committee in its board nominee search, and the search firm identified Mr. Langwell as a potential candidate for director. The search firm continues to provide assistance to the committee in its ongoing search for additional director candidates, with a focus on, among other things, increasing the Board’s diversity and identifying director candidates with information technology, cybersecurity, and human capital experience. Prior to the 2022 Annual Meeting, the Board enjoyed greater than 30% gender diversity, and the Board’s goal is to regain compliance with that minimum standard at or prior to the Company’s annual general meeting of shareholders in 2024.
The Nominating and Corporate Governance Committee may consider candidates recommended by any of the Company’s shareholders. In considering any such candidate, the committee may use the Director Criteria and such other criteria as the committee considers appropriate under the circumstance to evaluate any such candidate. For details on how shareholders may submit nominations for directors, see “Other Matters.”
INVESTMENT COMMITTEE
Michael T. Oakes (Chair)	J. Adam Abram	Matthew B. Botein
Our Investment Committee consists of Messrs. Oakes (Chairman), Abram and Botein. During 2022, the Investment Committee held one in-person meeting and three informational videoconferences. The Investment Committee oversees the implementation of our overall investment policy.
Annual Evaluations
On an annual basis each of the members of the Board and each of our committees completes a self-assessment questionnaire to determine whether the Board and each committee is functioning effectively. The questionnaires invite written comments on all aspects of the Board and each committee’s process, and are completed on an anonymous basis to encourage candor. The results are then summarized by outside counsel and reviewed at a subsequent Board meeting.
Compensation Committee Interlocks and Insider Participation
During 2022, each of Ms. Roberts (Chairperson), Mr. Sherman, Sundar S. Srinivasan and Jerry R. Masters served on our Compensation Committee (with Mr. Srinivasan and Mr. Masters serving on the committee for a portion of the year, prior to their departure from the Board). None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.
Attendance at Annual General Meetings of Shareholders
We encourage each member of our Board of Directors to attend the annual general meeting of shareholders. In 2022, five of our directors (including Mr. Migliorato, who was a director nominee at the 2022 Annual Meeting) attended our annual general meeting. Three of our other directors planned to attend the 2022 Annual Meeting, but experienced a late flight cancellation that prevented them from traveling to Bermuda. We are unable to hold our annual general meeting by videoconference due to restrictions in the Bye-laws regarding participation by shareholders from the United States.
Communications with our Board of Directors
Any shareholder that desires to communicate directly with our Board of Directors, or any committee thereof, or one or more individual directors may do so by addressing the communication to our Secretary at James River Group Holdings, Ltd., Conyers Corporate Services (Bermuda) Limited, Clarendon House, P.O. Box HM 1022, Hamilton HM DX, Bermuda or Investors@jrvrgroup.com, in either case with a request to forward the communication to the intended recipient. The outside of the envelope or subject line of the email, as applicable, should be clearly marked “Director Communication.” All such correspondence will be forwarded to the relevant director or group of directors, except for items unrelated to the functions of the Board, including business solicitations or advertisements.
Code of Conduct
We have a Code of Conduct (the “Code of Conduct”) applicable to our directors, officers and employees that complies with the requirements of applicable rules and regulations of the SEC and the Nasdaq Stock Market. This code is designed to deter wrongdoing and to promote:
•
honest and ethical conduct, including the ethical handling of avoiding actual or apparent conflicts of interest between personal and professional responsibilities to the Company;

10James River Group Holdings, Ltd.

•
full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications made by us, as well as communications with insurance and other regulators;

•
compliance with applicable governmental laws, rules and regulations;

•
prompt reporting of violations of the Code of Conduct to the Chairman of our Audit Committee; and

•
accountability for adherence to the Code of Conduct.

Our Code of Conduct is available on the Our Group — Governance — Corporate Governance portion of our website (www.jrvrgroup.com).
Prohibition on Pledging & Hedging
Our insider trading policy prohibits our directors, officers and employees from engaging in any pledging, hedging or monetization transactions or similar arrangements with respect to our securities. Such parties are also prohibited from engaging in any short sales, utilizing a margin account with respect to buying or selling our securities, or trading in exchange-traded options or other derivative securities.
Investor Engagement and Feedback
We are committed to effective corporate governance that is informed by our shareholders, promotes the long-term interests of our shareholders, and strengthens Board and management accountability. We are committed to ensuring that we understand our shareholders’ issues and potential concerns, and that our shareholders understand our corporate governance and executive compensation programs. We have a robust shareholder outreach program that involves members of the Board of Directors, executive management and Investor Relations.
The benefits of regular engagement include:
•
Keeping the Board and management accountable for addressing shareholder concerns;

•
Gaining and maintaining shareholder trust through visibility and transparency; and

•
Providing the Board and management with visibility into emerging issues that are important to our shareholders.

We engage with our shareholders through different methods. These include, among others, earnings conference calls, investor conferences, individual and group investor conference calls and conference participation, outreach, and calls and meetings with investor corporate governance departments. Topics covered through our different forms of engagement include, among others:
•
Strategic and financial goals and performance, business initiatives;

•
Executive compensation;

•
Regulatory and rating agency considerations;

•
Leadership structure;

•
Board composition, including qualification, skills, background of Board members; and

•
Corporate governance and Board structure.

Our shareholder outreach initiative over the last twelve months has included communication with over 250 existing and potential shareholders. Additionally, shareholders and other interested parties may communicate with members of the Board of Directors, executive management and Investor Relations through Investors@jrvrgroup.com.
Environmental, Social & Governance
We are committed to fostering a sustainable business that supports the well-being of our employees, customers and communities. We strive to put our corporate values into action every day, including by providing engaging and rewarding work for our employees and always demonstrating integrity in our actions.
ETHICS
We are committed to conducting our business in compliance with the law and the highest ethical standards. The Company has adopted a Corporate Governance Manual that includes a series of policies designed to ensure our directors, officers and employees act in an ethical and legally compliant manner in the course of their service to the Company. The policies contained in the Corporate Governance Manual include, among others, our Code of Conduct, Policy on Insider Trading and Tipping, Whistleblower Policy, Conflict of Interest Policy, and Related Party Transactions Policy & Procedures. All directors, officers, and employees are required to review and sign an acknowledgement of the Corporate Governance Manual on an annual basis.
2023 Proxy Statement11

OUR EMPLOYEES
We strive to make James River a great place to work and a place where everyone is treated with dignity and fairness, respecting and recognizing each employee as an individual. We know our success as a company is founded on the talents, skills and efforts of our employees. We believe our culture enables us to attract and retain exceptional talent.
DIVERSITY, EQUITY AND INCLUSION
Our strength and success derive from our diversity, and we believe we are at our best when we embrace diverse views and perspectives. Equality in opportunity, career development, compensation and respect for all individuals are fundamental human rights that are at the forefront of our culture and promoted within our workplace.
Our Board is committed to diversity within its structure, as well as emphasizing its importance in our senior executive leadership team. We believe that diversity in gender, age, ethnicity and skill set allows for dynamic and evolving perspectives in governance, strategy, corporate responsibility, human rights and risk management. We have two highly respected women with proven leadership experience as members of our Board, as well as another member of our Board who is an underrepresented minority.
Within our Company, our Diversity, Equity and Inclusion (DEI) efforts are ultimately overseen by our Chief Executive Officer and our Chief Human Resources Officer but are developed and run on a day-to-day basis by our DEI Committee. This committee is both diverse and made up of employees from all segments, levels and office locations. Over the last year, our DEI Committee made significant progress in bringing additional awareness and focus to DEI topics throughout the Company and in the locations where we operate. The primary objectives of the committee are to increase awareness of diversity and inclusion, provide education opportunities to all employees, improve understanding of how diversity and inclusion affect our corporate objectives, and identify and address potential roadblocks to diversity and equity in hiring, promotion, physical environment and professional development. In 2022, we launched our first Listening Circles to gather feedback from employees and implemented a robust training program including sessions on DEI, Sensitivity & Racism, Unconscious Bias, Microaggressions in the Workplace, and Cultural Competency & Humility. We expect to continue holding the Listening Circles and conduct training on a quarterly basis.
WORKFORCE DIVERSITY
As of December 31, 2022, we had 639 employees located in the United States and Bermuda, all classified as full-time. Of that population, 56% identified as female and 44% identified as male. Among the 98% of our employees who chose to disclose their race and ethnicity, approximately 12% identified as Black or African American, 6% as Asian, 4% as Hispanic or Latino, 2% as two or more races, less than 1% as Native Hawaiian or other Pacific Islander, and less than 1% as American Indian or Alaska Native.
Our hiring practices are designed to meet business hiring needs as well as maintain a high bar for talent. In an effort to promote diversity in our hiring practices and in the workforce broadly, we have a number of recruiting partnerships including those focused on bringing former military members into the corporate workforce, an internship program for diverse students interested in careers in the insurance industry, and a work-study program for high school students providing access to professional environments that typically are underrepresented in the students’ communities. In addition to these partnerships, our diversity hiring efforts include subscribing to and posting on diversity websites, relationships with recruitment centers at historically black colleges and universities, and sponsorship of career events focused on recruiting women and underrepresented minorities.
EMPLOYEE BENEFITS
We offer competitive salaries and a benefits package that is designed to support the well-being of our workforce. Most employees are eligible for an annual bonus based upon individual performance, department performance, and overall performance of the Company. Benefits offered to our full-time employees include, among others, medical, dental and vision insurance, a comprehensive employee assistance program to support the mental health of our employees and their families, employer-paid life and disability plans, contributions to employee retirement accounts through a Company match with immediate vesting, paid parental leave and adoption assistance, and paid time off. In addition, we offer a range of discounts, incentives and supplemental benefit programs including preventative care and fitness incentives, matching gifts program, and flex schedules that allow employees to better balance personal and professional considerations.
EMPLOYEE TRAINING AND DEVELOPMENT
We recognize the mutual benefits for our Company and our employees to further their formal education and professional development. Our Employee Development and Education Assistance program provides financial assistance for courses, development programs and professional affiliations. Training is available to every employee and ranges from onboarding training for new hires to training sessions on general workplace and management skills. All employees, whether full-time or part-time, have access to an online learning management system that hosts courses and modules across a wide range of topics.
We have a formal, annual performance review process. This provides managers and employees opportunities to discuss job responsibilities, encourage strengths and identify opportunities for development.
12James River Group Holdings, Ltd.

EMPLOYEE ENGAGEMENT
We value the opinions and diverse perspectives of our employees and utilize the feedback that we receive throughout the year to help develop many of our company programs, policies, and benefits. We believe soliciting candid employee feedback is a means to further the Company’s goals and value the opinions and diverse perspectives of our employees. We conduct an annual anonymous engagement survey followed by voluntary focus group sessions to better assess how motivated and engaged our employees are to perform their best each day. New hire feedback is collected following an employee’s first 30 days of employment, which allows us to reflect upon and improve aspects of our recruitment and onboarding processes. In addition to the formal surveys and feedback meeting, we collect valuable input through our Employee Suggestion Program where employees may express their feedback regarding any aspect of their employment with the Company.
Our last annual employee engagement survey, conducted in November 2022, had a 76% participation rate. Results were positive and compared favorably to other companies in the financial services industry that participated in the same survey. Based on the results, our Company was named a 2023 Top Workplaces USA winner, a recognition that we have received three years in a row. The top words to describe our culture included: flexible, supportive, diverse, inclusive, collaborative, engaging, communicative, resilient, and respectful. We believe this demonstrates a positive perception of the Company’s culture among our employees.
OUR COMMUNITIES
We believe it is important to engage with and provide support to our communities, and to encourage and support our employees as they volunteer time and resources to community-based charitable organizations. We have an internal committee staffed by employees at various levels that identify and support our charitable and volunteer involvement in the Richmond, Virginia, and Raleigh, North Carolina communities, as well as the other communities in which we have offices. In addition, we have a Matching Gifts Program to support our employees’ contributions to their preferred charitable organizations, and we donate information technology equipment no longer needed by the Company to an organization that refurbishes computers at low or no cost to qualifying veterans or support organizations.
Compensation of Directors
Our non-employee directors (excluding Mr. Abram, whose director compensation is described below, and Mr. Botein) receive an annual cash retainer in the amount of  $125,000 per year, payable in four equal installments at the beginning of each quarter, and a restricted stock unit (“RSU”) award with a fair market value of  $50,000 per year. The awards of RSUs are made from the Non-Employee Director Plan and vest in full on the first anniversary of the date of the grant.
In addition to the aforementioned compensation, the Chairman of our Audit Committee is paid additional cash compensation in the amount of $25,000 per year for service in such capacity. No other committee chairman or committee member receives additional compensation for such service.
Mr. Abram, as our Non-Executive Chairman, is paid a retainer of  $18,750 per month in cash, for such service, which amount is paid to him monthly. Mr. Botein, who joined the Board in 2023, does not receive compensation for his service as a director, pursuant to the terms of the Investment Agreement relating to the issuance of our Series A Preferred Shares, described under “Certain Relationships and Related Transactions — Related Party Transactions”.
2023 Proxy Statement13

The following table sets forth information concerning compensation earned by our non-employee directors during the year ended December 31, 2022.
NAME	FEES EARNED OR PAID IN CASH(1) ($)	STOCK AWARDS(2) ($)	ALL OTHER COMPENSATION(4) ($)	TOTAL ($)
J. Adam Abram	$225,000	—	—	$225,000
Thomas L. Brown	$137,500	$50,000	—	$187,500
Janet R. Cowell	$102,242	$50,000(3)	$1,194	$153,436
Kirstin M. Gould	$125,000	$50,000	—	$175,000
Jerry R. Masters	$75,000	$50,000(3)	$1,194	$126,194
Peter B. Migliorato	$22,758	—	—	$22,758
Michael T. Oakes	$125,000	$50,000	$1,194	$176,194
Patricia H. Roberts	$125,000	$50,000	$1,194	$176,194
Ollie L. Sherman, Jr.	$125,000	$50,000	$1,194	$176,194
Sundar S. Srinivasan	$102,242	$50,000(3)	$1,194	$153,436

(1)
The cash compensation paid to Messrs. Masters, Migliorato and Srinivasan, and Ms. Cowell was prorated based upon the portion of the year that such individuals served as directors during 2022. Mr. Masters served as a Class II director until his retirement on April 26, 2022. Mr. Srinivasan and Ms. Cowell served as directors until the expiration of their terms as Class II directors at our 2022 Annual Meeting, at which time Mr. Migliorato joined the Board as a Class II director.

(2)
Represents the grant date fair value of restricted share units awarded under the 2014 Non-Employee Director Incentive Plan (the “2014 Director Plan”), calculated in accordance with FASB ASC Topic 718.

(3)
The restricted share unit awards to Ms. Cowell and Messrs. Masters and Srinivasan were forfeited upon their departure from the board of directors.

(4)
Represents dividends paid to directors that accrued on unvested restricted share units and were paid at the time awards vested.

Share Ownership Guidelines
In July 2022, the Board, at the recommendation of the Compensation Committee of the Board, adopted share ownership guidelines (the “Guidelines”) to more closely align the financial interests of the Company’s directors and executive and other senior officers with those of the Company’s shareholders. Pursuant to the Guidelines, within five years of becoming subject to the Guidelines, (i) non-employee directors are required to beneficially own common shares with a fair market value equivalent to three times their annual cash retainer, (ii) the Company’s Chief Executive Officer is required to beneficially own common shares with a fair market value equivalent to five times his annual base salary, and (iii) other executive officers and designated members of the senior management team of the Company are required to beneficially own common shares with a fair market value equivalent to three times their annual base salary. For additional information regarding the requirements of our share ownership guidelines, see, “Executive Compensation — Compensation Discussion and Analysis — Share Ownership Guidelines.”
14James River Group Holdings, Ltd.

EXECUTIVE OFFICERS
The following table identifies each of our executive officers and their age as of June 6, 2023:
FRANK N. D’ORAZIO	SARAH C. DORAN	RICHARD J. SCHMITZER	TERENCE M. MCCAFFERTY	DANIEL J. HEINLEIN	MICHAEL J. HOFFMANN	JEANETTE L. MILLER
55	49	67	60	38	57	44
Chief Executive Officer	Chief Financial Officer	President and Chief Executive Officer of the Excess and Surplus Lines segment	President and Chief Executive Officer of the Specialty Admitted Insurance segment	President and Chief Executive Officer of the Casualty Reinsurance segment	Group Chief Underwriting Officer	Chief Legal Officer
The following biographical information is furnished regarding each of our executive officers, excluding Mr. D’Orazio, whose biographical information is included in the section “Board of Directors and Corporate Governance.”
SARAH C. DORAN
Sarah C. Doran has served as the Company’s Chief Financial Officer since January 2017. Ms. Doran also serves as a Director of our U.K. holding company and a director and officer of most of our domestic subsidiaries. Before joining the Company, Ms. Doran served as Senior Vice President, Strategy, Investor Relations and Treasurer of Allied World Assurance Company Holdings, AG, a global provider of property, casualty and specialty insurance and reinsurance, since April 2013. Prior to that, Ms. Doran worked as an investment banker in the Financial Institutions Group of Barclays and Lehman Brothers. Ms. Doran received an M.B.A. from the University of Chicago and a B.A. in Government from the University of Notre Dame.
RICHARD J. SCHMITZER
Richard J. Schmitzer has served as the President and Chief Executive Officer and a director of James River Insurance Company and our other subsidiaries in our Excess and Surplus Lines segment since March 2010. He joined James River Insurance Company in July 2009 as Senior Vice President and Chief Underwriting Officer. Prior to that, Mr. Schmitzer served nineteen years at Scottsdale Insurance Company, a subsidiary of Nationwide Mutual, where he served in a variety of underwriting and underwriting management roles, most recently as Vice President of Brokerage, Professional Liability and Programs. Mr. Schmitzer received his B.S. in Business Administration from Central Michigan University.
TERENCE M. MCCAFFERTY
Terence M. McCafferty has served as President and Chief Executive Officer and a director of Falls Lake National Insurance Company and our other subsidiaries in our Specialty Admitted Insurance segment since joining the Falls Lake Insurance group in October 2018. Prior to that, he served from 2015 to 2018 as Head of Group Captives and Alternative Risk at Zurich Insurance Group. From 2006 to 2015, he served as Chief Operating Officer at Zurich Programs and Direct Markets. From 2000 to 2006, he held multiple Vice President positions at Farmers Insurance Group, a property and casualty insurance company, including in Finance Operations, Corporate Planning and property and casualty insurance operations. He served as Assistant Vice President at Zurich Personal Insurance, Recreational Products, from 1998 to 2000. Mr. McCafferty began his career as an auditor at Ernst & Young. He has also worked at Great American Insurance in Internal Audit, Financial Reporting and Product Management. Mr. McCafferty received his M.B.A. in Finance from Xavier University and B.A. in Finance and Accounting from Miami University.
2023 Proxy Statement15

DANIEL J. HEINLEIN
Daniel J. Heinlein has served as the President and Chief Executive Officer and a director of JRG Reinsurance Company Ltd. (“JRG Re”), the Company’s subsidiary engaged in third-party casualty reinsurance business, since April 2018. He most recently held the position of Vice President of Underwriting for JRG Re, and in different positions with increasing responsibility at JRG Re from the time he joined the company in 2012. Prior to that, Mr. Heinlein served as Assistant Vice President at Willis Re Inc., a risk management consulting company. Mr. Heinlein is a graduate of Appalachian State University with a B.S. in Business Administration with majors in Finance and Banking and Risk Management and Insurance.
MICHAEL J. HOFFMANN
Michael J. Hoffmann has served as the Company’s Senior Vice President, Chief Underwriting Officer since November 2021. Mr. Hoffmann also serves as a director of JRG Reinsurance Company Ltd. Before joining the Company, Mr. Hoffmann served as Head of Risk & Ceded Reinsurance at Everest Insurance Company (“Everest”), a division of Bermuda-based insurer and reinsurer Everest Re Group, from August 2020 to November 2021. Prior to Everest, Mr. Hoffmann spent 15 years at Allied World, a global provider of property, casualty and specialty insurance and reinsurance, where he most recently served as Global Insurance Chief Underwriting Officer. Prior to Allied World, Mr. Hoffmann spent 14 years with Chubb in a variety of roles in the U.S. and Bermuda. Mr. Hoffmann received a B.A. in History from Swarthmore College.
JEANETTE L. MILLER
Jeanette L. Miller has served as the Company’s Chief Legal Officer since April 2021, and prior to that served as the Company’s Assistant General Counsel since October 2018. Ms. Miller also serves as an officer of James River Group, Inc. Before joining the Company, Ms. Miller served as Corporate Counsel & Deputy Compliance Officer at International Farming Corporation LLC, a privately owned institutional investment manager specializing in agriculture, from May 2017 to October 2018, and as Assistant General Counsel at CIFC LLC, an asset manager based in New York specializing in alternative credit, from December 2011 to June 2016. From 2006 to 2011, Ms. Miller was an attorney with Milbank LLP in New York in its Alternative Investments Practice. Ms. Miller received a B.S. in Business Administration from the University of Maine and a Juris Doctor degree from Columbia Law School.
16James River Group Holdings, Ltd.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis provides information about the Company’s compensation philosophy, objectives and other relevant policies applicable to our executive officers who are named in the Summary Compensation Table below (our “named executive officers” or “NEOs”), and the material factors relevant to an analysis of these policies and decisions. The named executive officers for 2022 are:
•
Frank N. D’Orazio, our Chief Executive Officer;

•
Sarah C. Doran, our Chief Financial Officer;

•
Richard J. Schmitzer, the President and Chief Executive Officer of James River Insurance Company and our other subsidiaries in our excess and surplus lines insurance business;

•
Terence M. McCafferty, the President and Chief Executive Officer of Falls Lake National Insurance Company and our other subsidiaries in our specialty admitted insurance business; and

•
Daniel J. Heinlein, the President and Chief Executive Officer of JRG Re, our subsidiary in our third-party casualty reinsurance business.

COMPENSATION PHILOSOPHY AND OBJECTIVES
In designing and implementing our executive compensation program, the Compensation Committee of the Board (which for purposes of this Executive Compensation discussion we refer to as the “Committee”), and the Board, seek to achieve three principal objectives:
1	First, to establish compensation on a fair and reasonable basis that is competitive with our peers in the specialty insurance and reinsurance business, so that we may attract, motivate and retain talented executive officers.	2	Second, to create an alignment of interests between our executive officers and shareholders. For this purpose, a portion of each executive officer’s compensation consists of one or more forms of equity awards.	3
Finally, we seek to reward performance that supports our principles of building long-term shareholder value overall and to recognize individual performance that contributes to the success of our Company.

The principal elements of our compensation program for our executive officers are base salary, cash short-term incentive bonuses and equity awards.
In determining how to best achieve our compensation objectives, the Committee maintains flexibility in order to react to changing conditions, circumstances, or best practices. For example, in July 2022, the Committee (with approval from the Board and assistance from the Company’s compensation consultant, Mercer US LLC (“Mercer”)) redesigned the prior discretionary cash bonus and equity programs to better align with market practices and tie to clearly-defined performance goals.
ROLE OF COMPENSATION COMMITTEE AND OUR EXECUTIVE OFFICERS IN SETTING EXECUTIVE COMPENSATION
The Committee assists our Board with reviewing the performance of our management in achieving corporate goals and objectives and seeking to assure that our executives are compensated effectively in a manner consistent with our strategy, competitive practice and the requirements of the appropriate regulatory bodies. Toward that end, the Committee, among other responsibilities, makes recommendations to our Board regarding director and executive officer compensation and administers our equity compensation plans.
In 2022, the Company, with the Committee’s approval, retained Mercer to identify a peer group of companies and to perform a competitive assessment of our executive compensation programs, evaluate the compensation of our CEO, our other NEOs, and our other executives, to develop and support the implementation of our compensation philosophy and programs, and to assist with compensation reporting requirements.
The Committee determined its 2022 executive compensation recommendations for the Board leveraging the market study developed by Mercer, in accordance with the STI Plan (as defined below), and in consultation with Mr. D’Orazio as our Chief Executive Officer. Mr. D’Orazio made recommendations to the Committee as to the compensation of other executive officers, and attended portions of Committee sessions where executive officer compensation was discussed. Mr. D’Orazio was not involved in any deliberations regarding his own compensation.
2023 Proxy Statement17

Peer Group. With Mercer’s assistance, the Committee identified a peer group based upon the following factors:
•
companies engaged in property & casualty insurance; and

•
companies with total revenue and assets that were approximately 0.5x to 2.0x compared to the Company.

Based upon these criteria, the Committee identified the following 14 companies as its peer group for both evaluating compensation positioning and to help with redesigning both short-term and long-term incentive plans:
Amerisafe, Inc.	Kinsale Capital Group, Inc.
Argo Group International Holdings, Ltd.	ProAssurance Corporation
Donegal Group Inc.	RLI Corp.
Employers Holdings, Inc.	SiriusPoint Ltd.
Global Indemnity Group, LLC	United Fire Group, Inc.
Hallmark Financial Services, Inc.	United Insurance Holdings Corp.
HCI Group, Inc.	Universal Insurance Holdings, Inc.
WEIGHTING OF COMPENSATION COMPONENTS

As a general guideline, we use a target allocation of one-third of a named executive officer’s total compensation to base salary, one-third to bonus and one-third to equity awards. When determining the amount of each element of compensation, however, there may be some deviation from those target allocations due to multiple factors, including market conditions, individual and Company performance and our desire to attract and retain executives.

33%
Equity Awards
33%
Base Salary
Target Allocation of Executive Compensation
Bonus
33%

INTERNAL PAY EQUITY
Differences in compensation levels paid to our executive officers generally reflect their differing levels of responsibility. Our Chief Executive Officer has typically been paid the highest amount of compensation among our executive officers, reflecting reliance on the management and leadership skills of the chief executive officer position.
EXECUTIVE COMPENSATION COMPONENTS
BASE SALARY	DISCRETIONARY BONUSES	EQUITY AWARDS
Base Salary. The Committee endeavors to set base salaries for executive officers at levels that enable the Company to attract and retain talented individuals and that provide fair compensation, taking into account the officer’s level of responsibility.
In February 2022, the Committee recommended to the Board that Mr. D’Orazio receive a salary increase to $925,000, and Ms. Doran receive an increase to $550,000, representing increases over their 2021 salaries of approximately 8.8% and 6.8% respectively. The Committee determined the recommended amount of Mr. D’Orazio’s salary increase based in significant part on the additional responsibilities that he assumed upon our former Chief Operating Officer’s retirement, which included assuming responsibility for the Chief Operating Officer’s former direct reports, and direct oversight responsibility of, among other departments, claims, actuarial and information technology. The Committee’s recommendation for Ms. Doran’s salary increase was determined based upon her leadership on several significant matters for the Company, as well as for retention purposes. The Committee also recommended that Messrs. Schmitzer’s, McCafferty’s and Heinlein’s salaries be increased to $650,000, $420,000 and $365,000 respectively, representing raises over their 2021 salaries of approximately 1%, 5% and 4.3%. The Board approved the salary adjustments as recommended by the Committee.
18James River Group Holdings, Ltd.

Short-Term Incentive Plan. In July 2022, the Board, upon the recommendation of the Committee, approved the James River Group Holdings, Ltd. Short-Term Incentive Plan (the “STI Plan”), to replace the discretionary bonuses annually granted through 2021. The STI Plan is designed to provide incentives to designated senior officers of the Company to achieve certain financial and strategic performance targets and to link executive compensation to shareholder results by rewarding competitive and superior performance. Under the STI Plan, participants had the opportunity to receive a cash incentive award based upon the level of achievement of the performance goals for the 2022 fiscal year. For the named executive officers, the target amount was set at 100% of each such officer’s 2022 salary.
Based upon a review of the peer group’s short-term compensation practices and the Company’s strategic plan and historical performance levels, the Committee recommended to the Board, and the Board approved, the use of three performance metrics. Two of these are financial performance metrics: adjusted combined ratio and adjusted earnings before interest and taxes (EBIT), which are non-GAAP financial measures. The Committee believes that the financial performance metrics based on combined ratio and EBIT are appropriate, as they are industry standard measures of profitability.
The third performance metric was based upon the achievement of Company strategic goals for 2022, the achievement of which were non-formulaic, and determined on a subjective basis. The Company’s 2022 strategic goals were identified by the Committee as among the most important goals in a broader set of companywide objectives identified by Mr. D’Orazio for 2022, and focused on significant progress on technology improvements, strategically leveraging the capabilities of the Company’s enterprise risk management practices, and developing more formalized practices around compensation.
CALCULATION OF ADJUSTED COMBINED RATIO METRIC
The Company’s adjusted combined ratio is calculated as the combined ratio of the Company on a consolidated basis, calculated prior to the effect of favorable or unfavorable prior year reserve development for which the Company’s subsidiaries ceded the risk under retroactive reinsurance agreements and the related changes in the amortization of the deferred gain.
For each segment, adjusted combined ratio is calculated as the segment’s combined ratio, calculated prior to the effect of favorable or unfavorable prior year reserve development for which such segment ceded the risk under retroactive reinsurance agreements, if any, and the related changes in the amortization of the deferred gain.
CALCULATION OF ADJUSTED EBIT
Adjusted EBIT is calculated as net income of the Company before interest and income taxes, and excluding the portion of favorable or unfavorable prior year reserve development for which the Company’s subsidiaries ceded the risk under retroactive reinsurance agreements and the related changes in the amortization of the deferred gain.
For a member of our senior management with Company-wide responsibility, which includes Mr. D’Orazio and Ms. Doran, adjusted Company combined ratio, adjusted EBIT and the strategic goals are each weighted one-third in determining the actual incentive award payout. For a member of senior management who is a business segment leader or whose responsibilities are primarily focused on a single business segment, including Messrs. Schmitzer, McCafferty and Heinlein, the only variation in the performance metrics and weighting is that the adjusted combined ratio metric is split evenly between the Company’s adjusted combined ratio and the adjusted combined ratio of the applicable segment that such member of senior management performs services for, so each is weighted 16.665% of such person’s short term incentive opportunity. Payouts for achievement of threshold, target and maximum performance levels by named executive officers are set at 50%, 100% and 150% of the target opportunity, respectively. Performance falling between these levels is determined by linear interpolation. The Committee has discretion to adjust final results in the event of unusual or nonrecurring events. No discretion was used by the Committee for awards made in 2022.
2023 Proxy Statement19

The 2022 threshold, target and maximum financial metrics, actual performance, and performance as a percentage of target, for each financial performance goal (group adjusted combined ratio and adjusted EBIT for Mr. D’Orazio and Ms. Doran, group and segment adjusted combined ratio and adjusted EBIT for Messrs. Schmitzer, McCafferty and Heinlein) are set forth in the table below:
($ IN THOUSANDS)	GROUP ADJUSTED COMBINED RATIO (ALL NEOS)	SEGMENT ADJUSTED COMBINED RATIO (SEGMENT LEADERS)			GROUP ADJUSTED EBIT (ALL NEOS)	STRATEGIC GOALS (ALL NEOS)
		EXCESS & SURPLUS LINES	SPECIALTY ADMITTED	CASUALTY RE
Weighting of Metric	33.3% Group / 16.7% Segment	16.7%			33.3%	33.3%
Threshold	99.9%	91.3%	99.9%	99.9%	$50.7 million	N/A
Target	93.5%	84.9%	95.0%	93.9%	$107.9 million	N/A
Maximum	87.1%	78.5%	88.6%	87.5%	$165.0 million	N/A
Actual Result	93.5%	85.1%	94.3%	96.2%	$91.8 million	Met
Weighting % of Target based on Actual Achievement	33.3% Group / 16.6% Segment	16.5%	17.6%	13.5%	28.7%	33.3%
The Committee discussed the Company’s achievement of the strategic goals with Mr. D’Orazio and reviewed related materials, evaluating the level of achievement on a companywide basis. The Committee determined that the strategic goals were achieved at target.
The Board approved payouts under the STI Plan for the named executive officers in the amounts recommended by the Committee aligned with the results above. The table below sets forth the amount of each named executive officer’s STI Plan payment and the percentage that it represented compared to such officer’s 2022 base salary, which, for each named executive officer, represented his or her target payout.
NAME	2022 STI PLAN PAYMENT	PAYMENT AS A % OF 2022 BASE SALARY
Frank N. D’Orazio	$881,155	95.3%
Sarah C. Doran	$523,930	95.3%
Richard J. Schmitzer	$618,085	95.1%
Terence M. McCafferty	$404,124	96.2%
Daniel J. Heinlein	$336,165	92.1%
Equity Awards. For 2022, equity awards were made to our executive officers from the Company’s 2014 Long-Term Incentive Plan (the “2014 LTIP”). The equity awards were intended to align the interests of our executive officers with our shareholders as well as retain and motivate our executive officers, in that they typically vest in equal installments over a three-year period following the grant date.
Commencing with the equity awards made in 2022, the grant date and pricing of our annual equity awards, made in February each year, are on the second trading day following the public dissemination of our fiscal year-end earnings release. The Committee and Board adopted this practice so that the number of shares that are subject to awards would take into account the trading price of our shares after the markets respond, positively or negatively, to our announced financial results.
2022 EQUITY AWARDS
In determining the recommended value of RSU awards made to our executive officers in February 2022, the Committee considered the same performance factors identified in the determination of the amount of discretionary cash bonuses made in February 2022 for 2021 performance, and the Committee’s desire to further align the interests of our executive officers and our shareholders.
20James River Group Holdings, Ltd.

Individual performance factors considered by the Committee for each executive officer in determining the value of the 2022 RSU awards included:
Frank N. D’Orazio
In addition to Mr. D’Orazio’s leadership of the Company as our Chief Executive Officer, the following extraordinary activities:
•
his leadership in the capital raise during spring 2021 and negotiation and execution of the loss portfolio transfer transaction later in the year, and his work toward similar transactions that occurred in February 2022;

•
his recruitment and integration into the Company of the new chief underwriting officer, chief actuary and chief claims officer, and being instrumental in identifying and bringing on two new independent directors with extensive prior experience as executives in the insurance industry; and

•
his work in the development of an enhanced enterprise risk management system.

Sarah C. Doran	In addition to Ms. Doran’s leadership in overseeing the financial and legal functions of the Company as our Chief Financial Officer, her role in the capital raise during spring 2021 and the loss portfolio transfer transaction later in the year, and work toward similar transactions that occurred in February 2022.
Richard J. Schmitzer	Mr. Schmitzer’s leadership of the excess and surplus segment, including the growth and profitability of the core excess and surplus lines business (excluding commercial auto).
Terence M. McCafferty	Mr. McCafferty’s leadership of the specialty admitted segment, including its significant growth and attractive combined ratio for 2021.
Daniel J. Heinlein	Mr. Heinlein’s leadership of the casualty reinsurance segment and his assistance with the segment’s loss portfolio transfer transaction in February 2022.
The Committee recommended to the Board for approval, and the Board approved, the value of the RSU awards to the named executive officers.
The grant date fair market value of the RSU awards received by each named executive officer, and the number of common shares awarded based upon the fair market value of the common shares on the date of grant, are as follows:
NAME	2022 RSU FMV ON GRANT DATE	NUMBER OF SHARES REPRESENTED BY RSUS
Frank N. D’Orazio	$1,274,998	62,195
Sarah C. Doran	$590,236	28,792
Richard J. Schmitzer	$642,388	31,336
Terence M. McCafferty	$399,996	19,512
Daniel J. Heinlein	$402,497	19,634
The above equity awards vest in equal installments over a three-year period following the grant date.
2023 EQUITY AWARDS
Commencing in 2023, equity awards to our executive officers under the 2014 LTIP were made pursuant to the long-term incentive plan approved by the Board upon recommendation from the Committee (the “LTI Plan”). The LTI Plan is designed to align compensation of designated senior officers of the Company, including the named executive officers, with Company performance and shareholder interests over the long-term. Awards under the LTI Plan are made in the form of performance-based restricted share units (“PRSUs”) and service-based restricted share units (“Service Based RSUs”).
The performance period for the PRSUs awarded in 2023 is January 1, 2023 through December 31, 2025, and the awards have a target value equal to 50% of such named executive officer’s 2022 annual base salary. Each PRSU represents a contingent right to receive one Company common share based upon the level of achievement of certain performance metrics during the performance period.
Based upon a review of our peer group’s long-term compensation practices, and the Company’s own business, the Committee recommended to the Board, and the Board approved, the use of two financial performance metrics, which will be evenly weighted. The financial performance metrics are (i) the Company’s adjusted operating return on average adjusted tangible common equity, and (ii) growth in adjusted tangible common equity per common share. Both of these measures are non-GAAP measures. The Committee chose these metrics because it believes that these measures are indicators of the Company’s long-term financial performance.
2023 Proxy Statement21

CALCULATION OF ADJUSTED OPERATING RETURN ON AVERAGE ADJUSTED TANGIBLE COMMON EQUITY
The Company calculates adjusted operating return on average adjusted tangible common equity for the performance period as the three-year average adjusted net operating income divided by the four-year average adjusted tangible common equity. For purposes of this calculation:
“Adjusted net operating income” is defined as net income (loss) available to common shareholders excluding (i) net realized and unrealized gains (losses) on investments, (ii) the portion of favorable or unfavorable prior year reserve development for which the Company’s subsidiaries ceded the risk under retroactive reinsurance agreements and the related changes in the amortization of deferred gain, and (iii) certain non-operating expenses, such as professional service fees related to a purported class action lawsuit, various strategic initiatives, the filing of registration statements for the offering of securities, and severance costs associated with terminated employees, calculated as of December 31 of each fiscal year during the performance period.
“Adjusted tangible common equity” is defined as shareholders’ equity less goodwill and intangible assets, net of amortization, accumulated other comprehensive income, and realized and unrealized gains (losses) on investments, and plus deferred gains under retroactive reinsurance agreements entered into by the Company’s subsidiaries, calculated as of the December 31st immediately preceding the performance period and December 31 of each fiscal year during the performance period.
CALCULATION OF GROWTH IN ADJUSTED TANGIBLE COMMON EQUITY PER COMMON SHARE
The Company calculates growth in adjusted tangible common equity per common share for the performance period as a percentage equal to the greater of  (i) ((A-B)/B)/4, and (ii) 0%, where:
A = adjusted tangible common equity per common share as of the last day of the performance period; and
B = adjusted tangible common equity per common share as of the December 31st immediately preceding the performance period.
“Adjusted tangible common equity per common share” is calculated as (i) adjusted tangible common equity, divided by (ii) the number of common shares outstanding.
The number of PRSUs that will be eligible to be earned and become vested for participants will be based upon both continued employment (subject to certain exceptions described under “Potential Payments upon Termination or Change of Control — Equity Awards” below) and the achievement of the performance metrics during the performance period, with payout for achievement of threshold, target and maximum performance levels for named executive officers set at 50%, 100% and 200% of the target number of PRSUs, respectively. Performance falling between these levels will be determined by linear interpolation. The Committee has discretion to adjust final results in the event of unusual or nonrecurring events.
The Service Based RSUs awarded in 2023 have a fair market value equal to 50% of the named executive officer’s 2022 base salary, and will vest in three substantially equal annual installments commencing on the first anniversary of the grant date, provided that the recipient remains employed, subject to certain exceptions described under “Potential Payments upon Termination or Change of Control — Equity Awards” below.
The LTI Plan awards received by each named executive officer, and the number of common shares awarded based upon the closing price of common shares on the date of grant (in each case with the amounts representing PRSUs determined at target), are as follows:
NAME	2023 PRSU AWARD AT TARGET LEVEL	NUMBER OF SHARES REPRESENTED BY PRSU AT TARGET LEVEL	2023 SERVICE-BASED RSU AWARD	NUMBER OF SHARES REPRESENTED BY SERVICE-BASED RSU
Frank N. D’Orazio	$462,500	18,626	$462,500	18,626
Sarah C. Doran	$275,000	11,075	$275,000	11,075
Richard J. Schmitzer	$325,000	13,089	$325,000	13,089
Terence M. McCafferty	$210,000	8,457	$210,000	8,457
Daniel J. Heinlein	$182,500	7,349	$182,500	7,349
Welfare Benefits and Perquisites. Our named executive officers are provided welfare benefits that are generally the same as our other employees, such as Company-paid life insurance, contributions to the Company’s 401(k) Plan, medical, dental and vision plan coverage and long and short-term disability insurance.
In addition to the above benefits, Mr. Heinlein and Ms. Doran are entitled to receive benefits based upon their required work for the Company in Bermuda. The Company implemented these benefits for its executive officers in 2008, when the Company formed its holding and reinsurance company in Bermuda. These benefits are:
•
payment of certain housing expenses in Bermuda for Mr. Heinlein;

22James River Group Holdings, Ltd.

•
payment of travel costs for Mr. Heinlein; and

•
tax equalization gross-up payments or other Bermuda tax payments (collectively, “Tax Equalization Payments”) to which Mr. Heinlein or Ms. Doran may be subject with respect to payments or benefits that such named executive officer receives under his or her employment agreement.

We make the above housing, travel and tax benefits available to the specified named executive officers employed by the Company or its Bermuda subsidiary based upon the unique challenges of performing work in the Bermuda market, including the cost of living and maintaining a residence, travel to and from the island and additional tax expenses primarily resulting from the housing and travel benefits. We believe that providing these benefits is common practice for other Bermuda based insurers, and is consistent with our goal to attract and retain talented executive officers. During 2022, Mr. Heinlein was the only named executive officer that received benefits in connection with performing work in Bermuda.
Leadership Recognition Program. In addition to the other benefits paid to our named executive officers, Mr. Schmitzer receives an annual retention payment under the James River Management Company, Inc. Leadership Recognition Program (the “Recognition Program”). The Recognition Program was adopted by James River Management Company, Inc., one of the Company’s subsidiaries, effective September 30, 2011, to help attract and retain key employees of our excess and surplus lines business. Under the Recognition Program, the Chief Executive Officer of our U.S. holding company, or in the case of executive officers of the Company, our Board of Directors, upon recommendation of the Compensation Committee, selects the employees who participate in the Recognition Program and determines the annual dollar amount to be credited to each participant’s account under the Recognition Program. The dollar amount credited to a participant’s account under the Recognition Program each year is paid to the participant in five equal annual installments, commencing as of the end of the second plan year beginning after the year in which the amount was credited to the participant’s account. Participants must be employed at the time of payment of an installment to be entitled to receive the payment, subject to certain exceptions described under “Potential Payments upon Termination or Change of Control”.
All amounts credited to a participant’s account remain unvested until paid and may be reduced, modified or terminated at the sole discretion of the Company. The Company may amend, modify or terminate the Recognition Program at any time, including, without limitation, to comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended, so as not to trigger any unintended tax consequences prior to the distribution of benefits under the program. There are no vested rights to amounts under the Recognition Program at any time prior to the payment of such amounts, and all amounts under the Recognition Program are at all times discretionary obligations of the Company, which may be reduced or terminated by the Company at any time. Except as otherwise stated above, the Recognition Program is administered by the board of directors of our U.S. holding company.
In 2017, we determined to cease making new dollar credits to accounts under the Recognition Program. The determination was made in recognition of the fact that following our 2014 initial public offering, we were able to make regular equity awards to our executives. All amounts previously credited to Mr. Schmitzer’s account will continue to be paid in accordance with the terms of the Recognition Program.
Mr. Schmitzer received a payout under the terms of the Recognition Program in 2022 of  $40,250 based on amounts credited to his account in prior years. Mr. Schmitzer’s last payment under the program will be in 2023.
SHARE OWNERSHIP GUIDELINES
In July 2022, the Board, at the recommendation of the Committee, adopted share ownership guidelines (the “Guidelines”) to more closely align the financial interests of the Company’s directors and executive and other senior officers with those of the Company’s shareholders. Pursuant to the Guidelines, within five years of becoming subject to the Guidelines, (i) non-employee directors are required to beneficially own common shares with a fair market value equivalent to three times their annual cash retainer, (ii) the Company’s Chief Executive Officer is required to beneficially own common shares with a fair market value equivalent to five times his annual base salary, and (iii) other executive officers and designated members of the senior management team of the Company are required to beneficially own common shares with a fair market value equivalent to three times their annual base salary. In calculating ownership under the Guidelines, common shares subject to restricted share units with time-based vesting requirements are counted as owned shares (but shares subject to performance restricted share units are not).
For purposes of the Guidelines, the fair market value of the common shares is established using the greater of  (i) the average closing price of the common shares on the Nasdaq Stock Market for the 30 trading day period immediately prior to the applicable determination date (the “Market Price”) or (ii) the price paid at the time of purchase, or, if the shares were not purchased (for example, if the shares were acquired on exercise of an equity award), the closing price of the common shares on the Nasdaq Stock Market on the date of acquisition.
Notwithstanding the foregoing, pursuant to the Guidelines, (a) shares subject to eligible unvested restricted share units are valued at the greater of (i) the Market Price or (ii) the closing price on the Nasdaq Stock Market on the grant date, and (b) shares received upon the vesting of RSUs are valued at the greatest of  (i) the Market Price, (ii) the closing price on the Nasdaq Stock Market on the grant date, or (iii) the closing price of shares on the Nasdaq Stock Market on the date of vesting.
Pursuant to the Guidelines, covered persons are required to retain 100% of the net-after-tax shares received for one year following the vesting or settlement of an equity award regardless of whether the Guidelines have been met, and additionally, until a covered participant comes into compliance with the applicable ownership level, such person must retain 75% of the net-after tax shares received upon vesting or settlement of an equity award.
2023 Proxy Statement23

TERMINATION BENEFITS
Each of our named executive officers is party to an employment agreement with us that provides for certain benefits if his or her employment is terminated under certain circumstances. This arrangement provides the named executive officers with a core level of assurance that their actions on behalf of the Company and its shareholders can proceed without the potential distraction of short-term issues that may affect the Company (e.g., a strategic transaction involving the Company) and helps ensure that our named executive officers continue to act in the best interests of the Company. In addition, the agreements contain measures that protect the Company past the date of the named executive officer’s termination, such as confidentiality, non-compete and non-solicitation requirements and the requirement that named executive officers execute a general release in favor of the Company in order to receive benefits. Named executive officers may also receive benefits with respect to unpaid amounts under the STI Plan, unvested equity awards under our 2014 LTIP, and in the case of Mr. Schmitzer, unpaid amounts under the Recognition Program. The key terms of the separation arrangements are described below in “Potential Payments Upon Termination or Change in Control.”
RESPONSE TO SAY-ON-PAY RESULTS
In 2018, our shareholders selected, on an advisory basis, the option to hold an advisory vote on executive compensation every year, and after giving this vote consideration, our Board selected an annual frequency to hold the advisory vote. In the 2022 advisory vote, shareholders holding approximately 98.5% of our common shares that were voted on the proposal voted in favor of the compensation of our named executive officers as described in our 2022 proxy statement. We considered the result of the 2022 advisory vote and believe that it affirms shareholder approval of our current approach to compensation of our executive officers. Therefore, we plan to continue our current approach to executive compensation.
COMPENSATION COMMITTEE REPORT
The members of the Compensation Committee of the Company have reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K and in the definitive proxy statement for our 2023 annual general meeting of shareholders.
Compensation Committee
Patricia H. Roberts (Chairperson)
Matthew B. Botein
Ollie L. Sherman, Jr.
24James River Group Holdings, Ltd.

Summary Compensation Table
The following table provides information regarding the compensation of our 2022 named executive officers:
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	SHARE AWARDS(1) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	ALL OTHER COMPENSATION(2) ($)	TOTAL ($)
Frank N. D’Orazio, Chief Executive Officer	2022	$912,500	—	$1,274,998	$881,155	$53,282	$3,121,935
	2021	$850,000	$425,000	—	—	$42,980	$1,317,980
	2020(3)	$141,667	$200,000	$2,999,965	—	$113	$3,341,745
Sarah C. Doran, Chief Financial Officer	2022	$544,167	—	$590,236	$523,930	$48,737	$1,707,070
	2021	$512,500	$257,500	$249,994	—	$35,570	$1,055,564
	2020	$491,667	$250,000	$1,099,950	—	$67,342	$1,908,959
Richard J. Schmitzer, President and Chief Executive Officer, Excess and Surplus Lines segment	2022	$648,750	—	$642,388	$618,085	$86,677	$1,995,900
	2021	$642,500	$312,917	$329,574	—	$195,371	$1,480,362
	2020	$625,833	$312,917	$542,459	—	$185,678	$1,666,887
Terence M. McCafferty, President and Chief Executive Officer, Specialty Admitted Insurance segment	2022	$416,667	—	$399,996	$404,124	$35,050	$1,255,837
	2021	$397,708	$320,000	$386,245	—	$36,347	$1,140,300
	2020	$384,375	$288,281	$374,966	—	$27,071	$1,074,693
Daniel J. Heinlein, President and Chief Executive Officer, Casualty Reinsurance segment	2022	$362,500	—	$402,497	$336,165	$280,273	$1,381,435
	2021	$348,317	$175,000	$169,912	—	$226,270	$919,499
	2020	$338,250	$169,950	$329,978	—	$222,752	$1,060,930

(1)
Represents the aggregate grant date fair value of RSUs awarded under the 2014 Long-Term Incentive Plan (the “2014 LTIP”) computed in accordance with FASB ASC Topic 718.

(2)
See the immediately following table for a breakdown of the compensation included in the All Other Compensation column.

(3)
Mr. D’Orazio joined the Company in November 2020.

The following table provides a breakdown of the amounts set forth in the All Other Compensation column of the Summary Compensation Table:
NAME	401(K) PLAN CONTRIBUTION ($)	TRANSPORTATION(a) ($)	HOUSING(b) ($)	TAXES(c) ($)	RETENTION AWARD(d) ($)	ACCRUED DIVIDENDS PAID UPON VESTING OF RSU AWARDS ($)	OTHER(e) ($)	TOTAL ALL OTHER COMPENSATION ($)
Frank N. D’Orazio	$18,300	—	—	—	—	$34,469	$513	$53,282
Sarah C. Doran	$18,300	—	—	—	—	$29,924	$513	$48,737
Richard J. Schmitzer	$18,300	—	—	—	$40,250	$27,614	$513	$86,677
Terence M. McCafferty	$18,300	—	—	—	—	$16,237	$513	$35,050
Daniel J. Heinlein	$18,300	$23,395	$141,321	$55,735	—	$16,544	$24,978	$280,273

(a)
For Mr. Heinlein, the transportation benefit represents home leave and travel costs incurred for travel to Bermuda, as well as the cost of any occasional family travel to Bermuda paid for by the Company. On one occasion in 2022, family members of Ms. Doran accompanied her on business travel and stayed in Company-paid accommodations. There is no incremental cost to the Company for this travel.

(b)
The housing benefit represents the cost of housing and utilities in Bermuda paid or reimbursed by the Company for Mr. Heinlein. Mr. Heinlein’s family lives in housing paid for by the Company. There is no incremental cost allocated for family use of this home.

2023 Proxy Statement25

(c)
The tax benefit represents Tax Equalization Payments made to Mr. Heinlein.

(d)
Represents amount of retention award paid in 2022 pursuant to the James River Management Company, Inc. Leadership Recognition Program.

(e)
The amount shown for each named executive officer includes company-paid life insurance. The amount shown for Mr. Heinlein also includes tax preparation services and club membership fees paid by the Company for the purpose of business entertainment.

Grants of Plan-Based Awards
The following table provides information regarding grants of equity awards to our named executive officers during 2022 and threshold, target and maximum annual incentive opportunities for named executive officers for performance in 2022 pursuant to the STI Plan. All equity awards granted to our named executive officers in 2022 were in the form of RSUs and were made under our 2014 LTIP.
NAME	GRANT DATE	DATE OF BOARD ACTION (IF DIFFERENT FROM GRANT DATE)(2)	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			NUMBER OF SHARES OF STOCK OR UNITS (#)	GRANT DATE FAIR VALUE OF STOCK OR OPTION AWARDS ($)(3)
			THRESHOLD ($)	TARGET ($)	MAXIMUM ($)
Frank N. D’Orazio	3/2/2022	2/21/2022				62,195	$1,274,998
	7/26/2022		$462,500	$925,000	$1,387,500
Sarah C. Doran	3/2/2022	2/21/2022				28,792	$590,236
	7/26/2022		$275,000	$550,000	$825,000
Richard J. Schmitzer	3/2/2022	2/21/2022				31,336	$642,388
	7/26/2022		$325,000	$650,000	$975,000
Terence M. McCafferty	3/2/2022	2/21/2022				19,512	$399,996
	7/26/2022		$210,000	$420,000	$630,000
Daniel J. Heinlein	3/2/2022	2/21/2022				19,634	$402,497
	7/26/2022		$182,500	$365,000	$547,500

(1)
The amounts shown represent each named executive officer’s threshold, target and maximum annual incentive opportunities for performance in 2022, pursuant to the STI Plan. The actual amount of each named executive officer’s award is based on the achievement of certain performance goals as discussed in our Compensation Discussion and Analysis. The annual cash incentive awards earned by our named executive officers for performance in 2022 were paid during the first quarter of 2023.

(2)
On February 21, 2022, the Board, at the recommendation of the Committee, approved the equity awards to be granted to the named executive officers, but in accordance with the Committee and Board’s policy adopted in 2021, the grant date was not until the second trading day following the public dissemination of the Company’s 2021 fiscal year-end earnings release.

(3)
The grant date fair value of the RSUs was calculated in accordance with FASB ASC Topic 718.

26James River Group Holdings, Ltd.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth the outstanding equity awards held by our named executive officers on December 31, 2022.
		OPTION AWARDS				STOCK AWARDS
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(1)
Frank N. D’Orazio	11/2/2020(2)	—	—	—	—	20,890	$436,810
	3/2/2022(2)	—	—	—	—	62,195	$1,300,497
Sarah C. Doran	2/19/2020(2)	—	—	—	—	3,444	$72,014
	10/28/2020(2)	—	—	—	—	4,141	$86,588
	2/17/2021(2)	—	—	—	—	3,318	$69,379
	3/2/2022(2)	—	—	—	—	28,792	$602,041
Richard J. Schmitzer	2/16/2016(3)	43,427	—	$32.07	2/15/2023	—	—
	2/19/2020(2)	—	—	—	—	4,152	$86,818
	2/17/2021(2)	—	—	—	—	4,374	$91,460
	3/2/2022(2)	—	—	—	—	31,336	$655,236
Terence M. McCafferty	2/19/2020(2)	—	—	—	—	2,870	$60,012
	2/17/2021(2)	—	—	—	—	5,126	$107,185
	3/2/2022(2)	—	—	—	—	19,512	$407,996
Daniel J. Heinlein	2/14/2017(3)	6,266	—	$42.17	2/14/2024	—	—
	2/19/2020(2)	—	—	—	—	2,526	$52,819
	2/17/2021(2)	—	—	—	—	2,255	$47,152
	3/2/2022(2)	—	—	—	—	19,634	$410,547

(1)
Market value is calculated as the number of common shares indicated multiplied by $20.91, which was the closing price of the Company’s common shares on December 30, 2022, the last trading day of 2022, as reported by the Nasdaq Stock Market.

(2)
Vesting occurs in three equal annual installments beginning on the first anniversary of the grant date.

(3)
Vesting occurred in three equal annual installments beginning on the first anniversary of the grant date.

2023 Proxy Statement27

Option Exercises and Stock Vested
The following table presents certain information concerning the exercise of stock options and the vesting of stock awards held by our named executive officers during 2022.
	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)
Frank N. D’Orazio	—	—	20,890	$499,898
Sarah C. Doran	—	—	12,808	$336,551
Richard J. Schmitzer	—	—	10,512	$282,617
Terence M. McCafferty	—	—	7,175	$192,516
Daniel J. Heinlein	—	—	6,189	$166,450

(1)
The value realized equals the closing sales price of our common shares on the vesting date as reported on the Nasdaq Stock Market, multiplied by the number of shares as to which the RSUs vested.

Pension Benefits & Nonqualified Deferred Compensation
We do not provide a pension plan for any of our employees and no named executive officers participated in a nonqualified deferred compensation plan during 2022.
Chief Executive Officer Pay Ratio
Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are required to disclose the ratio of the total 2022 compensation of our Chief Executive Officer, Frank N. D’Orazio, to the total compensation for 2022 of our median employee. We determined our median employee for purposes of the disclosure by generating a report from our payroll system reflecting regular and overtime salary (where applicable) paid to our employees for the calendar year 2022 for every full-time, part-time and short-term employee employed by us at December 31, 2022 (excluding Mr. D’Orazio). We annualized this pay for employees who had worked for us for less than a full year. Once we determined the median employee, we calculated that employee’s total compensation for 2022 in the same manner utilized to determine the amount reported for Mr. D’Orazio in the “Total Compensation” column in our 2022 Summary Compensation Table included in this proxy statement
Mr. D’Orazio’s total annual compensation was $3,121,935, and our median employee’s total annual compensation was $90,964. The ratio of the total annual compensation of Mr. D’Orazio to the total annual compensation for our median employee in 2022 is approximately 34 to 1.
28James River Group Holdings, Ltd.

Pay versus Performance
The following table sets forth information regarding the Company’s performance and the Compensation Actually Paid (“CAP”) to our NEOs, as calculated in accordance with SEC disclosure rules:
YEAR(1)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO (D’ORAZIO)	COMPENSATION ACTUALLY PAID TO PEO (D’ORAZIO)(2)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO (ABRAM)	COMPENSATION ACTUALLY PAID TO PEO (ABRAM)(2)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS(2)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME (IN THOUSANDS)	ADJUSTED EBIT (IN THOUSANDS)(4)
							TOTAL SHAREHOLDER RETURN	PEER GROUP TOTAL SHAREHOLDER RETURN(3)
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$3,121,935	$2,880,460	—	—	$1,585,061	$1,516,446	$54.55	$109.74	$30,973	$91,827
2021	$1,317,980	$116,822	—	—	$1,164,640	$571,782	$74.51	$122.78	$(172,799)	$(187,112)
2020	$3,341,745	$3,421,961	$2,836,889	$904,195	$1,569,940	$1,687,932	$122.71	$100.60	$4,824	$21,970
(1)
The Principal Executive Officer (“PEO”) and NEOs for the applicable years were as follows:

•
2022: Mr. D’Orazio served as the PEO for the entirety of 2022. The Company’s other NEOs for 2022 were: Ms. Doran, Mr. Schmitzer, Mr. McCafferty, and Mr. Heinlein.

•
2021: Mr. D’Orazio served as the PEO for the entirety of 2021. The Company’s other NEOs for 2021 were: Ms. Doran, Mr. Schmitzer, Mr. McCafferty, Mr. Heinlein, and Robert P. Myron, our former Chief Operating Officer who retired in 2021.

•
2020: Mr. Abram served as PEO until November 2020 and Mr. D’Orazio served as our PEO beginning in November 2020. The Company’s other NEOs for 2020 were: Ms. Doran, Mr. Schmitzer, Mr. McCafferty, Mr. Heinlein, and Mr. Myron.

(2)
To calculate Compensation Actually Paid (“CAP”), adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year pursuant to SEC rules. In general, CAP is calculated as Summary Compensation Table total compensation adjusted to reflect certain changes in the fair market value of outstanding equity awards as of December 31 of the applicable year or, if earlier, the vesting date (rather than the grant date). No adjustment is made for dividends as dividends are only paid upon the vesting of an equity award and are included in Summary Compensation Table total compensation. The following is a table of the amounts deducted and added pursuant to paragraph (2)(iii) of Regulation S-K Item 402(v):

2023 Proxy Statement29

	2020			2021		2022
ADJUSTMENTS	PEO (D’ORAZIO)	PEO (ABRAM)	AVERAGE NON-PEO NEOS	PEO	AVERAGE NON-PEO NEOS	PEO	AVERAGE NON-PEO NEOS
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	$(2,999,965)	$(849,982)	$(599,467)	—	$(297,139)	$(1,274,998)	$(504,279)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	$3,080,181	—	$651,935	—	$130,256	$1,300,497	$518,955
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	—	—	—	—	—	—	—
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	—	—	$57,043	$(849,805)	$(188,284)	$(165,031)	$(63,607)
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	—	$50,646	$8,481	$(351,353)	$(12,987)	$(101,943)	$(19,684)
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	—	$(1,133,358)	—	—	$(224,704)	—	—
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	—	—	—	—	—	—	—
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	—	—	—	—	—	—	—
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Applicable FY	—	—	—	—	—	—	—
Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	—	—	—	—	—	—	—
Total Adjustments	$80,216	$(1,932,694)	$117,992	$(1,201,158)	$(592,858)	$(241,475)	$(68,615)
30James River Group Holdings, Ltd.

(3)
For 2022, the Peer Group Total Shareholder Return (“TSR”) calculation is based on the peer group referenced in our Compensation Discussion and Analysis, consisting of the following companies (the “CD&A Peer Group”):

Amerisafe, Inc.	Kinsale Capital Group, Inc.
Argo Group International Holdings, Ltd.	ProAssurance Corporation
Donegal Group Inc.	RLI Corp.
Employers Holdings, Inc.	SiriusPoint Ltd.
Global Indemnity Group, LLC	United Fire Group, Inc.
Hallmark Financial Services, Inc.	United Insurance Holdings Corp.
HCI Group, Inc.	Universal Insurance Holdings, Inc.
For 2021 and 2020, the Peer Group TSR calculation is based on the peer group referenced in our 10-K (the “10-K Peer Group”):
Amerisafe, Inc.	Markel Corporation
Argo Group International Holdings, Ltd.	RLI Corp.
Kinsale Capital Group, Inc.	W.R. Berkley Corporation
Prior to 2022 the Company did not include a peer group in its Compensation Discussion & Analysis, and as a result the Company is utilizing its 10-K Peer Group for 2021 and 2020. The Company believes that the CD&A Peer Group is more representative of its peers than the 10-K Peer Group due to the larger number of peer companies included in the calculation of the 2022 Peer Group TSR calculation. The Peer Group TSR for each of the 10-K Peer Group and the CD&A Peer Group would have been as follows:
	2022	2021	2020
CD&A Peer Group	$109.74	$112.77	$97.13
10-K Peer Group	$142.64	$122.78	$100.60

(4)
As noted in the Compensation Discussion and Analysis, “Adjusted EBIT” is one of the financial metrics used to determine short term compensation under our STI Plan. Adjusted EBIT is calculated as net income of the Company before interest and income taxes, and excluding the portion of favorable or unfavorable prior year reserve development for which the Company’s subsidiaries ceded the risk under retroactive reinsurance agreements and the related changes in the amortization of deferred gain.

2023 Proxy Statement31

NARRATIVE DISCLOSURE TO PAY VERSUS PERFORMANCE TABLE

Compensation Actually Paid vs Total Shareholder Return
Compensation Actually Paid
Total Shareholder Return
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
2020
2021
2022
$100.00
$3,421,961
$122.71
$100.60
$904,195
$1,687,932
$122.78
$74.51
$116,822
$571,782
$109.74
$2,880,460
$1,516,446
$54.55
Compensation Actually Paid to PEO (D'Orazio)
Compensation Actually Paid to PEO (Abram)
Average Compensation Actually Paid to Non-PEO NEOs
James River Total Shareholder Return
Peer Group Total Shareholder Return

32James River Group Holdings, Ltd.

PERFORMANCE MEASURES USED TO LINK COMPANY PERFORMANCE AND COMPENSATION ACTUALLY PAID TO NEOs
The following performance measures represent the most important financial performance measures used by us to link compensation actually paid to our NEOs to performance for the fiscal year ended December 31, 2022:
•
Adjusted Combined Ratio

•
Adjusted EBIT

Since fewer than three financial performance measures were used by the Company to link compensation actually paid to the Company’s NEOs for the fiscal year ended December 31, 2022 to Company performance, we have listed all such measures that were used.
Potential Payments upon Termination or Change of Control
EMPLOYMENT AGREEMENTS
We are a party to an employment agreement with each of our named executive officers. The employment agreements provide for certain payments and benefits to be provided to our named executive officers if their employment is terminated by us without Cause (as defined in each employment agreement) or by the named executive officer for Good Reason (as defined in each employment agreement), or if we give notice that we do not intend to renew the term of the named executive officer’s employment when the term ends (a “Non-Renewal Termination”). The benefits are (i) continuation of salary or like payments (“Separation Payments”) for a specified period, paid in accordance with our normal payroll practices, (ii) post-employment coverage under our health, dental and vision plans, to the extent that such coverage is available under the plans, with the Company continuing to pay the same amount for such coverage as was paid when the executive officer was employed (with the executive officer paying the remaining cost of the coverage) for a 12 month period (except in the case of Mr. D’Orazio, who will receive such benefit for 18 months); provided that, in the event post-employment health care coverage is not available under the Company’s health insurance plan, then the Company will pay the executive officer the premium cost for such insurance that the Company would have paid if the executive officer had been permitted to continue coverage thereafter, (iii) any unpaid discretionary cash bonus awarded for the year prior to the year in which the named executive’s termination of employment occurs, which shall be paid in a lump sum on the normal bonus payment date. The compensation provided for in the foregoing sentence is referred to as the “Separation Benefits”. The Separation Benefits are in addition to our obligation to pay each named executive officer accrued but not yet paid base salary and any accrued but unused vacation, as well as accrued and not yet paid Tax Equalization Payments, in each case through the date of termination of such executive officer’s employment.
Additionally, Ms. Doran and Mr. Heinlein are entitled to reimbursement for relocation expenses from North Carolina, in the case of Ms. Doran, and Bermuda, in the case of Mr. Heinlein, under the circumstances specified in the applicable named executive officer’s chart set forth below under “Quantification of Termination Benefits”.
2023 Proxy Statement33

SEPARATION PAYMENTS
The table below sets forth the manner to calculate the Separation Payment pursuant to each named executive officer’s employment agreement, and the period after termination that he or she will be eligible to receive a Separation Payment.
NAME	MANNER TO CALCULATE SEPARATION PAYMENT AND PERIOD OF PAYMENT
Frank N. D’Orazio
Amount per month equal to base salary in effect on the date of termination divided by 12, for:
1.
18 months in the event of termination of by the Company without Cause, by Mr. D’Orazio for Good Reason or as a result of a Non-Renewal Termination before a Change in Control or more than 12 months thereafter; or

2.
36 months in the event of termination by the Company without Cause, by Mr. D’Orazio for Good Reason or as a result of a Non-Renewal Termination, in each case within 12 months after a Change in Control.

Sarah C. Doran
Amount per month equal to base salary in effect on the date of termination divided by 12, for:
1.
24 months in the event of termination by the Company without Cause, by Ms. Doran for Good Reason or as a result of a Non-Renewal Termination before a Change in Control or more than 12 months thereafter; or

2.
30 months in the event of termination by the Company without Cause, by Ms. Doran for Good Reason or as a result of a Non-Renewal Termination, in each case within 12 months after a Change in Control.

Richard J. Schmitzer
Amount per month equal to base salary in effect on the date of termination divided by 12, for:
1.
18 months in the event of termination by the Company without Cause, or by Mr. Schmitzer for Good Reason before a Change in Control or more than 12 months thereafter;

2.
36 months in the event of termination by the Company without Cause or by Mr. Schmitzer for Good Reason within 12 months after a Change in Control;

3.
12 months in the event of a Non-Renewal Termination before a Change in Control or more than 12 months thereafter; or

4.
24 months in the event of a Non-Renewal Termination within 12 months after a Change in Control.

Terence M. McCafferty
Amount per month equal to base salary in effect on the date of termination divided by 12, for:
1.
18 months in the event of termination by the Company without Cause or by Mr. McCafferty for Good Reason before a Change in Control or more than 12 months thereafter;

2.
36 months in the event of termination by the Company without Cause or by Mr. McCafferty for Good Reason within 12 months after a Change in Control;

3.
12 months in the event of a Non-Renewal Termination before a Change in Control or more than 12 months thereafter; or

4.
24 months in the event of a Non-Renewal Termination within 12 months after a Change in Control.

Daniel J. Heinlein
Amount per month equal to base salary in effect on the date of termination divided by 12, for:
1.
18 months in the event of termination by the Company without Cause or by Mr. Heinlein for Good Reason before a Change in Control or more than 12 months thereafter;

2.
24 months in the event of termination by the Company without Cause or by Mr. Heinlein for Good Reason within 12 months after a Change in Control; or

3.
12 months in the event of a Non-Renewal Termination.

In June 2023, each of Mr. D’Orazio and Mr. McCafferty entered into an amendment to their employment agreement which increased the period that such executive officers are eligible to receive separation payments if their employment is terminated by the Company without Cause, there is a Non-Renewal Termination, or the executive terminates his employment for Good Reason within 12 months after a Change in Control. The increased amounts are reflected in the table above. Mr. D’Orazio’s employment agreement previously provided for him to receive Separation Payments for an 18 month period irrespective of whether the termination occurred within 12 months after a Change in Control. Mr. McCafferty’s employment
34James River Group Holdings, Ltd.

agreement previously provided for him to receive Separation Payments for a period of  (i) 30 months if the termination was by the Company without Cause or by him for Good Reason, in either case within 12 months after a Change in Control, and (ii) 12 months for a Non-Renewal Termination irrespective of whether the termination occurred within 12 months after a Change in Control. In addition, Mr. McCafferty’s employment agreement previously provided for him to receive post-employment coverage under the Company’s health, dental and vision plans for 18 months following a termination by the Company of his employment without Cause or termination by him for Good Reason, and 12 months in the event of a Non-Renewal Termination.
CONDITIONS TO PAYMENT OF SEPARATION BENEFITS
In order to receive the Separation Benefits, the named executive officer must execute a general release in our favor, comply with non-compete and customer and employee non-solicitation restrictive covenants and non-disclosure obligations (the “Restrictive Covenants”) for the period specified in the named executive officer’s employment agreement and identified under their name below under “Quantification of Termination Payments”. In the event that the named executive officer violates the Restrictive Covenants during the specified period, the Company may terminate the Separation Benefits that it is providing to the named executive officer, and such officer would be obligated to repay the Company for payments previously received.
NON-EQUITY INCENTIVE PLAN COMPENSATION
Pursuant to the terms of the STI Plan, to receive a payout, a participant must remain employed through the settlement of the award, subject to certain exceptions for (i) separation due to death or disability (in which case, payment is made at target level, pro-rated for the period employed), (ii) a qualifying retirement, termination without Cause, a Non-Renewal Termination, or resignation by the executive for Good Reason (in which case, payment is made based upon actual performance for the full performance period, pro-rated for the period employed), or (iii) a change in control of the Company prior to settlement of the award, followed by termination without Cause of the participant, a Non-Renewal Termination or resignation by the participant for Good Reason (in which case, payment is made based upon actual performance for the full performance period, pro-rated for the period employed). Notwithstanding the foregoing, pursuant to the terms of Mr. D’Orazio’s employment agreement, he shall be entitled to receive, upon termination without Cause, a Non-Renewal Termination, or resignation by him for Good Reason, payment at target level, pro-rated for the period employed.
For the 2022 STI Plan awards, a qualifying retirement may occur upon retirement upon a participant being at least age 70. Commencing with the 2023 awards, a qualifying retirement may occur upon retirement after the attainment of  (i) a minimum of five whole years of employment with the Company, (ii) the participant being at least age 50, and (iii) a combined age and whole years of employment with the Company that equals or exceeds 65; provided, however, that the Committee in its discretion may establish an earlier retirement age for any participant. The Committee did not elect to establish an earlier retirement age for any participant in connection with the 2023 STI Plan awards.
EQUITY AWARDS
Pursuant to the terms of awards of RSUs and share options under the 2014 LTIP made in 2022 and prior years, if the employment of a named executive officer is terminated without Cause, or such named executive officer terminates his or her employment for Good Reason (in each case as defined in the named executive officer’s employment agreement), following a Change in Control (as defined in the 2014 LTIP), then all of such named executive officer’s unvested outstanding RSUs and share options shall accelerate and become vested. In any other circumstance that a named executive officer is terminated, his or her unvested options and RSUs will be forfeited on the date that such officer’s employment with the Company terminates.
Pursuant to the terms of the PRSUs issued under the LTI Plan commencing in 2023, for the PRSUs to vest, a participant must remain employed through the settlement of the award, subject to certain exceptions for (i) separation due to death or disability (in which case, payment is made at target level, pro-rata for the period employed), (ii) a qualifying retirement (in which case, payment is made based upon actual performance for the full performance period, pro-rated for the period employed), or (iii) a change in control of the Company prior to the settlement of the award, followed by termination without cause of the participant, a Non-Renewal Termination, or resignation by the participant for good reason (in which case, PRSUs vest based upon actual performance for the full performance period, pro-rated for the period employed).
Pursuant to the terms of the service-based RSUs issued under the LTI Plan commencing in 2023, a recipient must remain employed on a vesting date for vesting to occur, subject to certain exceptions for (i) separation due to death or disability (in which case, all remaining unvested RSUs would vest), (ii) a qualifying retirement (in which case, the service-based RSUs that would vest on the next annual vesting date will vest, and any other remaining service-based RSUs will be forfeited) and (iii) a change in control of the Company prior to a vesting date, followed by termination without cause of the participant, a Non-Renewal Termination, or resignation by the participant for good reason (in which case, all remaining unvested service-based RSUs would vest).
For purposes of the PRSUs and service-based awards issued under the LTI Plan, a qualifying retirement may occur upon retirement after the attainment of  (i) a minimum of five whole years of employment with the Company, (ii) the participant being at least age 50 and (iii) a combined age and whole years of employment with the Company that equals or exceeds 65; provided, however, that the Committee in its discretion may establish an earlier retirement age for any participant.
2023 Proxy Statement35

If a named executive officer is terminated for Cause, then such officer’s vested options will be forfeited on the date of termination. If a named executive officer’s employment is terminated other than for Cause or as a result of death or disability, then such officer’s vested options shall remain exercisable for the shorter of 90 days from the date of termination and the option’s expiration date. If a named executive officer’s employment is terminated due to death or disability, then such officer’s vested options shall remain exercisable for the shorter of 12 months from the date of termination and the option’s expiration date.
RECOGNITION PROGRAM
Pursuant to the Recognition Program, Mr. Schmitzer may be entitled to receive payments upon death, retirement or a Change in Control (as defined under the Recognition Program). Under the Recognition Program, if the Company has not acted to terminate a participant’s account prior thereto, and if a participant retires or dies while an employee of the Company after attaining age 65 and performing 10 years of continuous service (a “Qualified Separation”), then the value of the participant’s account shall be paid to him or his beneficiary in three equal annual installments commencing in the plan year in which the Qualified Separation occurs; provided that in the case of a Qualified Separation due to retirement, the participant has entered into a non-competition and non-solicitation agreement with the Company. Mr. Schmitzer has satisfied the requirements for a Qualified Separation.
If a Change in Control (as defined in the Recognition Program) occurs, and if the Company has not acted to terminate a participant’s account, then each participant employed by the Company as of the date of the Change in Control shall be entitled to payment of their account in three equal annual installments commencing in the plan year during which the Change of Control occurs. A participant must remain employed by the Company on the date actual payment is to be made to be eligible to receive any such payment, unless the participant experiences a Qualified Separation or is terminated by the Company without Cause (as defined in the Recognition Program).
QUANTIFICATION OF TERMINATION BENEFITS
The following tables quantify the estimated benefits that each of the named executive officers would have received had they been terminated in the manner described below on December 31, 2022, and, with respect to those benefits contingent upon the occurrence of a Change in Control, assuming the Change in Control occurred on such date. The value for RSUs is determined in accordance with SEC rules as the number of shares subject to RSUs that received accelerated vesting, multiplied by $20.91, which was the closing price of our common shares on December 30, 2022, the last trading day of 2022, as reported by the Nasdaq Stock Market. The value for RSUs also includes the aggregate amount of dividends that had accrued on unvested RSUs, which amount is paid upon vesting of the awards.
The benefits payable to each of Messrs. D’Orazio and McCafferty do not include the increased term for payment of Separation Payments that such named executive officers are entitled to in the event their employment is terminated by the Company without Cause, there is a Non-Renewal Termination, or the executive terminates his employment for Good Reason within 12 months after a Change in Control, pursuant to their respective amended employment agreements entered into in June 2023, and for Mr. McCafferty, do not reflect the modified period he is entitled to receive post-employment coverage under our health, dental and vision plans provided for in his amended employment agreement.
Frank N. D’Orazio. The following table describes the potential estimated payments that Mr. D’Orazio would have been entitled to receive had he been terminated on December 31, 2022, calculated in the manner described under the paragraph “Quantification of Termination Payments”. The amounts are estimated, and actual amounts may vary if Mr. D’Orazio’s employment was actually terminated under the circumstances set forth below or our common shares were trading at a different price, where relevant. Mr. D’Orazio would have been required under his employment agreement to comply with the Restrictive Covenants for a period of 18 months from the date of termination of his employment, in order to continue to receive the Separation Benefits, and not be obligated to repay the Company any amounts received. The acceleration of vesting for the RSUs in connection with a Change in Control are not subject to compliance with the Restrictive Covenants.
EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	WITHOUT CAUSE; FOR GOOD REASON OR NON-RENEWAL TERMINATION (WITHOUT CHANGE IN CONTROL)	WITHOUT CAUSE OR FOR GOOD REASON (WITH CHANGE IN CONTROL)	NON-RENEWAL TERMINATION (WITH CHANGE IN CONTROL)	DEATH OR DISABILITY	RETIREMENT
Separation Payment	$1,387,500	$1,387,500	$1,387,500	—	—
Insurance	$30,886	$30,886	$30,886	—	—
Non-Equity Incentive Plan Compensation	$925,000	$925,000	$925,000	$925,000	—
RSUs (amount includes accrued dividends payable upon vesting)	—	$1,785,259	—	—	—
36James River Group Holdings, Ltd.

Sarah C. Doran. The following table describes the potential estimated payments that Ms. Doran would have been entitled to had she been terminated on December 31, 2022, calculated in the manner described under the paragraph “Quantification of Termination Payments”. The amounts are estimated, and actual amounts may vary if Ms. Doran’s employment was actually terminated under the circumstances set forth below or our common shares were trading at a different price, where relevant. Ms. Doran would have been required under her employment agreement to comply with the Restrictive Covenants for a period of 12 months from the date of termination of her employment by the Company without Cause, by her for Good Reason or in the event of a Non-Renewal Termination in order to continue to receive the Separation Benefits, and not be obligated to repay the Company any amounts received. The relocation expenses and the acceleration of vesting for the RSUs in connection with a Change in Control are not subject to compliance with the Restrictive Covenants.
EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	WITHOUT CAUSE; FOR GOOD REASON OR NON-RENEWAL TERMINATION (WITHOUT CHANGE IN CONTROL)	WITHOUT CAUSE OR FOR GOOD REASON (WITH CHANGE IN CONTROL)	NON-RENEWAL TERMINATION (WITH CHANGE IN CONTROL)	DEATH OR DISABILITY	RETIREMENT
Separation Payment	$1,100,000	$1,375,000	$1,375,000	—	—
Insurance	$16,949	$16,949	$16,949	—	—
Non-Equity Incentive Plan Compensation	$523,930	$523,930	$523,930	$550,000	—
Relocation Expenses from North Carolina	$100,000	$100,000	$100,000	—	—
RSUs (amount includes accrued dividends payable upon vesting)	—	$856,420	—	—	—
Richard J. Schmitzer. The following table describes the potential estimated payments that Mr. Schmitzer would have been entitled to had he been terminated on December 31, 2022, calculated in the manner described under the paragraph “Quantification of Termination Payments”. The amounts are estimated, and actual amounts may vary if Mr. Schmitzer’s employment was actually terminated under the circumstances set forth below or our common shares were trading at a different price, where relevant. Pursuant to the terms of his employment agreement, Mr. Schmitzer would have been required under his employment agreement to comply with the Restrictive Covenants for a period of 18 months from the date of termination of his employment if his employment was terminated by the Company without Cause or by him for Good Reason, and for 12 months in the event of a Non-Renewal Termination, in order to continue to receive the Separation Benefits described herein, and not be obligated to repay the Company any amounts received. The acceleration of vesting for the RSUs in connection with a Change in Control is not subject to compliance with the Restrictive Covenants. Additionally, with respect to benefits payable under the Recognition Program, the amount set forth below assumes that the Company has not reduced, modified or terminated any amounts credited to Mr. Schmitzer’s account, which it is permitted to do in its sole discretion under the Recognition Program, and that in a case of payment for a Change in Control without an accompanying termination of employment, Mr. Schmitzer either remains employed by the Company until the date that all payments are made, or is terminated without cause prior to such date.
EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	WITHOUT CAUSE OR FOR GOOD REASON (WITHOUT CHANGE IN CONTROL)	NON-RENEWAL TERMINATION (WITHOUT CHANGE IN CONTROL)	WITHOUT CAUSE (WITH CHANGE IN CONTROL)	FOR GOOD REASON (WITH CHANGE IN CONTROL)	NON- RENEWAL TERMINATION (WITH CHANGE IN CONTROL)	CHANGE IN CONTROL (WITHOUT ACCOMPANYING TERMINATION)	DEATH OR DISABILITY	RETIREMENT
Separation Payment	$975,000	$650,000	$1,950,000	$1,950,000	$1,300,000	—	—	—
Insurance	$13,686	$13,686	$13,686	$13,686	$13,686	—	—	—
Non-Equity Incentive Plan Compensation	$618,085	$618,085	$618,085	$618,085	$618,085	—	$650,000	—
Discretionary Cash Bonus	$104,306	$104,306	$104,306	$104,306	$104,306	—	—	—
RSUs (amount includes accrued dividends payable upon vesting)	—	—	$856,700	$856,700	—	—	—	—
Recognition Program	—	—	$40,250	—	—	$40,250	$40,250(1)	$40,250
(1)
In the event of Mr. Schmitzer’s death, his family will be entitled to this benefit.

2023 Proxy Statement37

Terence M. McCafferty. The following table describes the potential estimated payments that Mr. McCafferty would have been entitled to had he been terminated on December 31, 2022, calculated in the manner described under the paragraph “Quantification of Termination Payments”. The amounts are estimated, and actual amounts may vary if Mr. McCafferty’s employment was actually terminated under the circumstances set forth below or our common shares were trading at a different price, where relevant. Pursuant to the terms of his employment agreement, Mr. McCafferty would have been required under his employment agreement to comply with the Restrictive Covenants for a period of 18 months from the date of termination of his employment if his employment was terminated by the Company without Cause or by him for Good Reason, and for 12 months in the event of a Non-Renewal Termination, in order to continue to receive the Separation Benefits described herein, and not be obligated to repay the Company any amounts received. The acceleration of vesting for the RSUs in connection with a Change in Control is not subject to compliance with the Restrictive Covenants.
EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	WITHOUT CAUSE OR FOR GOOD REASON (WITHOUT CHANGE IN CONTROL)	WITHOUT CAUSE OR FOR GOOD REASON (WITH CHANGE IN CONTROL)	NON-RENEWAL TERMINATION (WITH OR WITHOUT CHANGE IN CONTROL)	DEATH OR DISABILITY	RETIREMENT
Separation Payment	$630,000	$1,050,000	$420,000	—	—
Insurance	$25,423	$25,423	$16,949	—	—
Non-Equity Incentive Plan Compensation	$404,124	$404,124	$404,124	$420,000	—
Discretionary Cash Bonus	$106,667	$106,667	$106,667	—	—
RSUs (amount includes accrued dividends payable upon vesting)	—	$593,733	—	—	—
Daniel J. Heinlein. The following table describes the potential estimated payments that Mr. Heinlein would have been entitled to had he been terminated on December 31, 2022, calculated in the manner described under the paragraph “Quantification of Termination Payments”. The amounts are estimated, and actual amounts may vary if Mr. Heinlein’s employment was actually terminated under the circumstances set forth below or our common shares were trading at a different price, where relevant. Pursuant to the terms of his employment agreement, Mr. Heinlein would have been required under his employment agreement to comply with the Restrictive Covenants for a period of 12 months from the date of termination of his employment if his employment was terminated by the Company without Cause or by him for Good Reason or in the event of a Non-Renewal Termination in order to continue to receive the Separation Benefits described herein, and not be obligated to repay the Company any amounts received. The payment for the relocation expenses and the acceleration of vesting for the RSUs in connection with a Change in Control are not subject to compliance with the Restrictive Covenants.
EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	WITHOUT CAUSE OR FOR GOOD REASON (WITHOUT CHANGE IN CONTROL)	WITHOUT CAUSE OR FOR GOOD REASON (WITH CHANGE IN CONTROL)	NON-RENEWAL TERMINATION (WITH OR WITHOUT CHANGE IN CONTROL)	EXECUTIVE INITIATED NON-RENEWAL TERMINATION	DEATH OR DISABILITY	RETIREMENT
Separation Payment	$547,500	$730,000	$365,000	—	—	—
Insurance	$20,238	$20,238	$20,238	—	—	—
Non-Equity Incentive Plan Compensation	$336,165	$336,165	$336,165	—	$365,000	—
Discretionary Cash Bonus	$58,333	$58,333	$58,333	—	—	—
Relocation Expenses from Bermuda	$25,000	$25,000	$25,000	$25,000	$25,000(1)	—
RSUs (amount includes accrued dividends payable upon vesting)	—	$524,169	—	—	—	—

(1)
In the event of Mr. Heinlein’s death, his family will be entitled to this benefit.

38James River Group Holdings, Ltd.

Compensation Risk Assessment
We do not believe that our compensation policies and practices encourage excessive or unnecessary risk-taking, or are reasonably likely to have a material adverse effect on the Company. We believe that the combination of fixed base salaries, non-equity short-term incentive awards and, beginning with the initial awards of PRSUs and Service Based RSUs under the LTI Plan in February 2023, long-term incentive awards, represents an appropriate balance of fixed and variable compensation opportunities. We believe that the combination of short-term (STI Plan awards) and long-term (LTI Plan awards) components provides an incentive for executives to maintain a long-term perspective in conducting business, rather than seeking short-term gain. This is particularly the case as the long-term incentive awards, awarded in the form of PRSUs and Service Based RSUs, together representing one-third of an executive’s total compensation opportunity, are to vest (i) in the case of PRSUs, based on financial performance metrics measured over a three-year performance period, and (ii) in the case of Service Based RSUs, in annual installments over a three-year period. The use of a maximum payout for awards under the STI Plan and LTI Plan also mitigates the risk employees may take because there are no opportunities for excessive awards. Further, the goals utilized in our STI Plan are primarily based upon company-wide measures derived from our annual budget, with the performance metrics reviewed and approved by our Board following prior approval by the Compensation Committee. The fact that the performance objectives in the STI Plan and LTI Plan are largely company-wide reduces the likelihood that an employee could take actions to significantly influence performance in an attempt to increase the payout. We believe these practices are unlikely to create incentives for employees or executives to take excessive or unnecessary risks.
Our senior management will continue to monitor the effect of our compensation policies and practices on our employees and will make reports to our Compensation Committee if any concerns should arise.
2023 Proxy Statement39

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes information about the Company’s equity compensation plans as of December 31, 2022.
PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (A)	WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (B)(1)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (C)
Equity compensation plans approved by shareholders:
2014 Non-Employee Director Incentive Plan, as amended	12,195(2)	—	82,586
2014 Long-Term Incentive Plan, as amended	941,237(3)	$35.26	1,629,298
Equity compensation plans not approved by shareholders:	—	—	—
Total	953,432	$35.26	1,711,884

(1)
RSUs are not taken into account in the computation of the weighted-average exercise price since they do not have an exercise price.

(2)
Consists solely of RSUs.

(3)
Includes 653,263 RSUs.

40James River Group Holdings, Ltd.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Policies and Procedures for Related Person Transactions
We have adopted a written related person transactions policy pursuant to which our executive officers, directors and principal shareholders, including their immediate family members, are not permitted to enter into a related person transaction with us if the amount involved exceeds $120,000 (a “Related Party Transaction”) without the consent of our Audit Committee. Any request for us to enter into a Related Party Transaction is required to be presented to our Audit Committee for review, consideration and approval. All of our directors and executive officers are required to report to our Audit Committee any such transaction before we enter into it. In approving or rejecting the proposed transaction, our Audit Committee will take into account, among other factors it deems appropriate, whether the proposed Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we should discover Related Party Transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.
Related Party Transactions
On February 24, 2022, we entered into an Investment Agreement (the “Investment Agreement”) with GPC Partners Investments (Thames) LP (“GPC Thames”), an affiliate of Gallatin Point Capital LLC, relating to the issuance and sale of 150,000 of our Series A Preferred Shares, for an aggregate purchase price of  $150 million, or $1,000 per share. The transaction closed on March 1, 2022. Holders of the Series A Preferred Shares will be entitled to a dividend at the initial rate of 7% per annum of the $1,000 liquidation preference, payable in cash, in-kind in common shares or in Series A Preferred Shares, at the Company’s election. On the five-year anniversary of the Closing Date, and each five-year anniversary thereafter, the dividend rate will reset to a rate equal to the five-year U.S. treasury rate (calculated as set forth in the Certificate of Designations) plus 5.2%. Dividends will accrue quarterly. Our director, Mathew B. Botein, is a founder and Managing Director of Gallatin Point Capital LLC.
Holders of the Series A Preferred Shares are entitled to vote with the holders of our common shares on an as-converted basis as determined in accordance with the Certificate of Designations setting forth the terms of the Series A Preferred Shares. Holders of the Series A Preferred Shares are entitled to a separate class vote with respect to amendments to our organizational documents that have an adverse effect on the Series A Preferred Shares, authorizations or issuances by the Company of securities that are senior to or pari passu with the Series A Preferred Shares, increases or decreases in the number of authorized Series A Preferred Shares, or the issuance of any additional Series A Preferred Shares other than in payment of dividends on the outstanding Series A Preferred Shares. In no event will the Series A Preferred Shares held by GPC Thames and its permitted transferees, together with any common shares received on conversion of Series A Preferred Shares or as dividends with respect to Series A Preferred Shares, be entitled to vote in excess of 9.9% of the aggregate voting power of our then-outstanding common shares on an as converted basis or of our outstanding voting securities. Upon a transfer of Series A Preferred Shares to an unaffiliated third party, the voting limitation will cease to apply unless the third-party transferee affirmatively elects to be limited in the same manner as the transferor.
Until GPC Thames and its permitted transferees no longer beneficially own Series A Preferred Shares and/or common shares issued or issuable upon conversion of such Series A Preferred Shares that represent in the aggregate (a) at least 50% of the number of common shares beneficially owned by GPC Thames, on an as-converted basis, as of the closing date on March 1, 2022 and (b) beneficially own at least 5% of the number of common shares on an as-converted basis, GPC Thames is entitled to designate one individual (the “Series A Designee”) for nomination to our Board of Directors. GPC Thames designated Mr. Botein for nomination as the Series A Designee, and, accordingly, the Board approved the appointment of Mr. Botein to serve as a Class I director with a term expiring at the 2024 annual general meeting of the Company’s shareholders. Mr. Botein’s appointment to the Board became effective on January 6, 2023, following receipt of applicable regulatory approvals.
For further information regarding the Investment Agreement, including a description of certain obligations and restrictions binding on the parties thereto and the terms of the Series A Preferred Shares, please refer to the Company’s Current Reports on Form 8-K filed with the SEC on February 28, 2022 and March 8, 2022.
2023 Proxy Statement41

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The below table sets forth information as of June 6, 2023 regarding the beneficial ownership of our common shares by (1) each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of our outstanding common shares, (2) each of our directors and nominees for election as a director, (3) each of our executive officers named in the Summary Compensation Table appearing in this proxy statement and (4) all directors, nominees and executive officers as of June 6, 2023 as a group.
The amounts and percentages owned are reported on the basis of the SEC’s rules governing the determination of beneficial ownership of securities. The SEC’s rules generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the voting power or investment power, which includes the power to dispose of those securities. The rules also treat as issued and outstanding all shares that a person would receive upon exercise of options or conversion of a security held by that person that are immediately exercisable or convertible, or exercisable or convertible within 60 days of June 6, 2023. These shares are deemed to be outstanding and to be beneficially owned by the person holding those options or convertible security for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person, but they are not treated as issued and outstanding for the purpose of computing the percentage ownership of any other person. Under these rules, one or more persons may be a deemed beneficial owner of the same securities.
As of June 6, 2023, there were a total of 37,619,226 common shares and 150,000 Series A Perpetual Cumulative Convertible Preferred Shares, par value $0.00125 per share (the “Series A Preferred Shares”) issued and outstanding.
NAME OF BENEFICIAL OWNER	NUMBER OF COMMON SHARES BENEFICIALLY OWNED	PERCENTAGE OF COMMON SHARES BENEFICIALLY OWNED	NUMBER OF SERIES A PREFERRED SHARES BENEFICIALLY OWNED	PERCENTAGE OF SERIES A PREFERRED SHARES BENEFICIALLY OWNED
5% or more Shareholders:
GPC Partners Investments (Thames) LP	5,640,158(1)	13.0%	150,000	100%
BlackRock, Inc.	5,492,584(2)	14.6%
T. Rowe Price Investment Management, Inc.	3,583,161(3)	9.5%
The Vanguard Group	2,395,090(4)	6.4%
Champlain Investment Partners, LLC	2,029,835(5)	5.4%
Directors, Nominees and Executive Officers:(6)
J. Adam Abram	482,943	1.3%
Frank N. D’Orazio	90,226	*
Matthew B. Botein	5,640,158(7)	13.0%	150,000	100%
Thomas L. Brown	9,439	*
Kirstin M. Gould	9,589	*
Dennis J. Langwell	—	*
Peter B. Migliorato	—	*
Michael T. Oakes	19,442	*
Patricia H. Roberts	10,887	*
Ollie L. Sherman, Jr.	13,236	*
Sarah C. Doran	52,884	*
42James River Group Holdings, Ltd.

NAME OF BENEFICIAL OWNER	NUMBER OF COMMON SHARES BENEFICIALLY OWNED	PERCENTAGE OF COMMON SHARES BENEFICIALLY OWNED	NUMBER OF SERIES A PREFERRED SHARES BENEFICIALLY OWNED	PERCENTAGE OF SERIES A PREFERRED SHARES BENEFICIALLY OWNED
Richard J. Schmitzer	206,213	*
Terence M. McCafferty	23,752	*
Daniel J. Heinlein	29,712(8)	*
All directors, nominees and executive officers as a group (16 persons)	6,596,614(9)	15.2%	150,000	100%

*
Represents beneficial ownership of less than 1%.

(1)
Information is based on the Schedule 13D filed with the SEC on January 13, 2023 by GPC Partners Investments (Thames) LP (“GPC Thames”), GPC Partners II GP LLC (“GPC II GP”), Gallatin Point Capital LLC (“Gallatin Point”), Matthew B. Botein and Lewis A. (Lee) Sachs (collectively, the “GPC Parties”). The GPC Parties reported beneficial ownership of 5,640,158 common shares (the “Subject Shares”) issuable upon conversion of Series A Preferred Shares. GPC Thames, GPC II GP and Gallatin Point reported sole voting and sole dispositive power over the Subject Shares, and Messrs. Botein and Sachs reported shared voting and shared dispositive power over the Subject Shares. GPC Thames is the direct holder of the Series A Preferred Shares that may be converted into the Subject Shares. The Series A Preferred Shares vote on an as converted basis with holders of our common shares; provided, however, that pursuant to the terms of the Series A Preferred Shares, they may not be voted by the GPC Parties in excess of 9.9% of the aggregate voting power of the then-outstanding common shares on an as converted basis or of our outstanding voting securities. Gallatin Point is the managing member of GPC II GP, which, in turn, is the general partner of GPC Thames. Messrs. Botein and Sachs jointly control Gallatin Point through multiple intermediate entities. The address of the GPC Parties is 600 Steamboat Road, Greenwich, CT 06830.

(2)
Information is based on Amendment No. 8 to Schedule 13G filed with the SEC on January 26, 2023 by BlackRock, Inc. (“BlackRock”). BlackRock reported sole voting power over 5,429,236 common shares and sole dispositive power over 5,492,584 common shares. The common shares are reported as beneficially owned by BlackRock and certain of its subsidiaries. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(3)
Information is based on the Schedule 13G filed with the SEC on February 14, 2023 by T. Rowe Price Investment Management. Inc. (“Price Investment Management”) and T. Rowe Price Small-Cap Value Fund, Inc. (“Price Fund”, together, the “Price Parties”). Price Investment Management reported sole voting power over 1,267,620 common shares and sole dispositive power over 3,583,161 common shares. Price Fund reported sole voting power over 2,283,810 common shares. The address of the Price Parties is 100 E. Pratt Street, Baltimore, MD 21202.

(4)
Information is based on Amendment No. 4 to Schedule 13G filed with the SEC on February 9, 2023 by The Vanguard Group (“Vanguard”). Vanguard reported shared voting power over 41,273 common shares, sole dispositive power over 2,321,578 common shares and shared dispositive power over 73,512 common shares. The common shares are reported as beneficially owned by Vanguard and certain of its clients, including investment companies registered under the Investment Company Act of 1940, and other managed accounts. The address of Vanguard is 100 Vanguard Boulevard, Malvern, PA, 19355.

(5)
Information is based on the Schedule 13G filed with the SEC on February 13, 2023 by Champlain Investment Partners, LLC (“Champlain”). Champlain reported sole voting power over 1,547,540 common shares and sole dispositive power over 2,029,835 common shares. The common shares are reported as beneficially owned by Champlain as an investment adviser. The address of Champlain is 180 Battery Street, Burlington, VT 05401.

(6)
The address of each director, nominee and executive officer listed is c/o James River Group Holdings, Ltd., P. O. Box 1502, Hamilton HM FX, Bermuda.

(7)
Represents beneficial ownership of 5,640,158 common shares issuable upon conversion of Series A Preferred Shares beneficially owned by the GPC Parties. See footnote 1 above.

(8)
The reported amount includes 6,266 common shares issuable upon the exercise of vested options.

(9)
The reported amount includes 6,266 common shares issuable upon the exercise of vested options and 5,640,158 common shares issuable upon conversion of Series A Preferred Shares beneficially owned by the GPC Parties. See footnote 1 above.

2023 Proxy Statement43

PROPOSAL 1
ELECTION OF DIRECTORS
At the Annual Meeting, shareholders will elect (i) three individuals to serve as Class II directors and hold office until our 2024 annual general meeting of shareholders, and (ii) one individual to serve as a Class III director and hold office until our 2024 annual general meeting of shareholders.
The nominees were recommended and approved for nomination by the Nominating and Corporate Governance Committee of our Board of Directors. The directors shall serve until their successors have been duly elected and qualified or until any such director’s earlier resignation or removal. Proxies cannot be voted for a greater number of persons than the number of nominees named. If you sign and return the accompanying proxy, your shares will be voted for the election of the four nominees recommended for election by our Board of Directors unless you mark the proxy in such a manner as to withhold your vote.
If, for any reason, any nominee is unable or unwilling to serve, the persons named in the proxy will use their best judgment in selecting and voting for a substitute candidate or our Board of Directors may reduce the size of our Board and eliminate the vacancies. Our Board of Directors, however, has no reason to believe that the nominees will be unable or unwilling to be a candidate for election at the time of the Annual Meeting.
Shareholders will be voting at the Annual Meeting to elect (i) Dennis J. Langwell, Peter B. Migliorato and Ollie L. Sherman, Jr. as Class II directors to serve until the 2024 annual general meeting of shareholders and until their successors are duly elected and qualified, and (ii) Frank N. D’Orazio as a Class III director to serve until the 2024 annual general meeting of shareholders and until his successor is duly elected and qualified.
Required Vote and Recommendation
Each director will be elected by a majority of the votes cast on the proposal in favor of the director nominee’s election, either in person or represented by a properly authorized proxy. This means that, to be elected, the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINATED DIRECTORS.
44James River Group Holdings, Ltd.

PROPOSAL 2
TO APPROVE THE RE-APPOINTMENT OF ERNST & YOUNG LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OUR INDEPENDENT AUDITOR TO SERVE UNTIL THE 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS, AND TO AUTHORIZE OUR BOARD OF DIRECTORS, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION
Upon the recommendation of our Audit Committee, our Board of Directors proposes that our shareholders approve the re-appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditor to serve until the 2024 annual general meeting of shareholders. A representative of Ernst & Young LLP is expected to be available during the Annual Meeting with the opportunity to make any statement he or she may desire, and to respond to appropriate questions from shareholders.
Our Audit Committee engages in an annual evaluation of Ernst & Young LLP’s insurance industry qualifications and expertise, assesses the quality of its service, its sufficiency of resources, the quality, timeliness and practicality of communication and interaction with it, the adequacy of information provided on accounting issues, auditing issues and regulatory developments affecting the property and casualty insurance industry, its ability to meet deadlines and respond quickly, its timeliness and accuracy of all services presented to the Audit Committee for pre-approval and review, management’s feedback, the lead partner’s performance, the comprehensiveness of evaluations of our internal control structure, and its independence, candor, objectivity and professional skepticism. The Audit Committee also considers the advisability and potential impact of selecting a different independent public accounting firm.
Required Vote and Recommendation
The approval of the re-appointment of Ernst & Young LLP as our independent auditor requires the affirmative vote of a majority of the votes cast on the matter. If our shareholders do not vote to approve the re-appointment of Ernst & Young LLP as our independent auditor, our Audit Committee will reconsider such re-appointment, but retains the discretion to continue the retention of such firm if it believes it is in the best interest of the Company and our shareholders. Even if our shareholders do vote to approve the re-appointment of Ernst & Young LLP, our Audit Committee retains the discretion to reconsider its re-appointment as our independent auditor if the Audit Committee believes it necessary to do so in the best interest of the Company and our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE RE-APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITOR TO SERVE UNTIL THE 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS, AND TO AUTHORIZE OUR BOARD OF DIRECTORS, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION.

2023 Proxy Statement45

Fees Paid to Independent Registered Public Accounting Firm
Aggregate fees for professional services rendered to us or on our behalf by Ernst & Young LLP (Charlotte, North Carolina, PCAOB ID: 42, “EY”) for the years ended December 31, 2022 and 2021 are as follows:
	2022	2021
Audit Fees	$2,392,480	$2,020,095
Audit-Related Fees	—	—
Tax Fees	$298,300	$297,440
All Other Fees	$3,000	$4,165
Total Fees	$2,693,780	$2,321,700
The items set forth in the above table generally consisted of the following items:
Audit Fees. Audit fees consisted of fees incurred in connection with the Company’s annual financial statement audits and statutory audits, review of quarterly financial statements, and post-report review procedures in 2022 and 2021.
Audit-related fees. Audit-related fees principally would include due diligence in connection with acquisitions, accounting consultations, and audits in connection with proposed or consummated acquisitions.
Tax Fees. Tax fees in 2022 and 2021 primarily consisted of tax compliance services and tax advisory services related to foreign tax filings and transfer pricing.
All Other Fees. All other fees in 2022 and 2021 were for permitted accounting research software licensing fees.
The Audit Committee has concluded that the provision of the aforementioned services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.
Pre-Approval of Services
The Audit Committee has a policy requiring it to pre-approve all audit and non-audit services performed by the Company’s independent auditor. The Committee may delegate pre-approval authority to the chairman of the Audit Committee or his designee. When pre-approving all services by the independent auditor, the Committee will consider whether the provision of such services is consistent with maintaining the independent auditor’s independence.
During our 2022 and 2021 fiscal years, all audit, audit-related, tax fees and other fees for services performed by Ernst & Young LLP were pre-approved by the Audit Committee in compliance with applicable SEC requirements.
Report of the Audit Committee
The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2022 with the management of the Company and the Company’s independent registered public accounting firm, Ernst & Young LLP. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee also has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence and has discussed with Ernst & Young LLP the independence of such independent registered public accounting firm. The Audit Committee also has considered whether Ernst & Young LLP’s provision of non-audit services to the Company is compatible with the independent registered public accounting firm’s independence.
Based on its review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board that the audited financial statements for the Company’s fiscal year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2022 for filing with the SEC.
The Audit Committee’s responsibility is to monitor and oversee the audit and financial reporting processes. However, the members of the Audit Committee are not practicing certified public accountants or professional auditors and rely, without independent verification, on the information provided to them and on the representations made by management, and the reports issued by the independent registered public accounting firm.
Audit Committee
Thomas L. Brown, Chairman
Dennis J. Langwell
Peter B. Migliorato
Ollie L. Sherman, Jr.
46James River Group Holdings, Ltd.

PROPOSAL 3
TO APPROVE, ON A NON-BINDING, ADVISORY BASIS, THE 2022 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
As required by Section 14A of the Exchange Act, we are providing our shareholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers.
As described in detail above under the heading “Executive Compensation — Compensation Discussion and Analysis,” our executive compensation programs are designed to achieve three principal objectives: (i) to establish compensation on a fair and reasonable basis that is competitive with our peers in the specialty insurance and reinsurance business, so that we may attract, motivate and retain talented executive officers, (ii) to create an alignment of interests between our executive officers and shareholders through the grant of one or more forms of equity awards, and (iii) to reward performance that supports our principles of building long-term shareholder value overall and to recognize individual performance that contributes to the success of our Company. Please read the “Compensation Discussion and Analysis” and the “Summary Compensation Table” and related information in this proxy statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers in 2022.
We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our shareholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on a non-binding, advisory basis, the compensation paid to our named executive officers, as disclosed in the Company’s proxy statement for the 2023 Annual General Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”
While the advisory vote on executive compensation is non-binding, we expect that our Compensation Committee and Board will consider the voting results for this proposal in evaluating our executive compensation programs.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL ON A NON-BINDING, ADVISORY BASIS, OF THE 2022 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.
2023 Proxy Statement47

OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers, members of our Board of Directors, persons who own more than 10% of our common shares, or any other person subject to Section 16 of the Exchange Act with respect to our common shares (collectively, “Company Section 16 Persons”), to file reports of ownership and changes in ownership with the SEC. To our knowledge, based solely on review of the copies of reports filed on EDGAR and written representations that no other reports were required, all filing requirements under Section 16(a) of the Exchange Act applicable to the Company Section 16 Persons were complied with during the year ended December 31, 2022, with the exception of a Form 4 filed for Michael Crow on March 4, 2022 that erroneously reported one restricted stock award granted on March 2, 2022 in the amount of 15,474 restricted stock units, when in fact there were two awards granted to Mr. Crow in the amounts of 11,606 restricted stock units and 3,868 restricted stock units.
Other Business at the Annual Meeting
The Board of Directors does not intend to present any other matter for action at the Annual Meeting. The Board has not been informed that any other person intends to present any other item for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.
Our financial statements for the year ended December 31, 2022 and the independent auditors report thereon will be formally presented at the Annual Meeting, but no shareholder action is required thereon.
Shareholder Proposals and Director Nominations for the 2024 Annual General Meeting of Shareholders
Any shareholder of the Company desiring to include a proposal pursuant to Rule 14a-8 under the Exchange Act in our 2024 proxy statement for action at the 2024 annual general meeting of shareholders must deliver the proposal no later than February 23, 2024, unless the date of the 2024 annual meeting of shareholders is more than 30 days before or after July 27, 2024 (the one year anniversary of the Annual Meeting), in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. The proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to: Secretary at James River Group Holdings, Ltd., c/o Conyers Corporate Services (Bermuda) Limited, Clarendon House, P.O. Box HM 1022, Hamilton HM DX, Bermuda. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in the proxy statement.
The Company’s Bye-laws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors or to bring other business before an annual general meeting of shareholders. The Bye-laws provide that any shareholder wishing to nominate persons for election as directors at, or bring other business before, an annual general meeting of shareholders must deliver to the Company’s secretary a written notice of the shareholder’s intention to do so, which notice must include the information required by the Bye-laws. To be timely, the shareholder’s notice must be delivered to or mailed and received by the Secretary at the registered office of the Company not less than 90 days nor more than 120 days prior to July 27, 2024 (the first anniversary of the preceding year’s annual general meeting of shareholders); provided that if the date of the annual general meeting of shareholders is advanced more than 25 days prior to such anniversary date or delayed more than 25 days after such anniversary date then to be timely such notice must be received by the Secretary no earlier than 120 days prior to such annual general meeting of shareholders and no later than the later of 70 days prior to the date of the general meeting or the close of business on the 10th day following the earlier of the date on which notice of the general meeting was posted to shareholders or the date on which public announcement of the date of the general meeting was first made by the Company. In addition to satisfying the foregoing requirements under the Bye-laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Board of Director’s nominees must provide a notice that sets forth the information required by Rule 14a-19 promulgated under the Exchange Act, which must be received no later than 90 days prior to July 27, 2024; provided, that if we change the date of the 2024 annual general meeting of shareholders by more than 30 days from July 27, 2024 (the anniversary date of the Annual Meeting), a shareholder’s prior written notice must be received by the Company by the later of 70 days prior to the date of the 2024 annual general meeting of shareholders or the close of business on the 10th day following the earlier of the date on which notice of the general meeting was posted to shareholders or the date on which public announcement of the date of the general meeting was first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual general meeting of shareholders commence a new time period (or extend any time period) for the giving of a shareholder’s notice.
48James River Group Holdings, Ltd.

Shareholders Sharing the Same Address
The SEC has adopted rules that permit companies and intermediaries (such as brokerage firms, banks, and other nominees) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our proxy materials and annual reports unless an affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees.
If you are a beneficial owner of our common shares or Series A Preferred Shares and you share an address with other beneficial owners, then your brokerage firm, bank, or other nominee may have delivered a single copy of this proxy statement and of our Annual Report for all beneficial owners sharing your address. To make a written or oral request for an individual copy of this proxy statement and of such Annual Report, please contact us at James River Group Holdings, Ltd., c/o Conyers Corporate Services (Bermuda) Limited, Clarendon House, P.O. Box HM 1022, Hamilton HM DX, Bermuda, or call us at (441) 278-4580. We will promptly deliver them to you.
2023 Proxy Statement49

FREQUENTLY ASKED QUESTIONS
Where and when will the meeting take place?
The Annual Meeting will be held at 8:00 a.m. local time on Thursday, July 27, 2023, at Rosewood Bermuda located at 60 Tucker’s Point Drive, Hamilton Parish, HS 02 Bermuda.
What proposals are to be presented at the Annual Meeting and what are the Board of Directors recommendations?
As described in further detail in this proxy statement, the purpose of the Annual Meeting is to consider and vote upon the following proposals. The Board of Directors’ recommendation on each of the proposals is indicated below.
PROPOSAL	BOARD RECOMMENDATION

Proposal 1
The election of  (i) three Class II directors for a one-year term to hold office until the 2024 annual general meeting of shareholders, and (ii) one Class III director for a one-year term to hold office until the 2024 annual general meeting of shareholders

FOR each nominee

Proposal 2
Re-appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditor to serve until the 2024 annual general meeting of shareholders and authorization of our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration; and

FOR
Proposal 3 To approve, on a non-binding, advisory basis, the 2022 compensation of our named executive officers	FOR
As of the date of the Notice of Annual General Meeting, we know of no other matters to be presented at the Annual Meeting.
We are providing these proxy materials in connection with the solicitation by our Board of Directors of matters to be voted on at the Annual Meeting and any adjournments or postponements thereof.
Pursuant to the Investment Agreement, the holder of the Series A Preferred Shares has agreed to vote its shares on an as-converted basis in favor of each Proposal.
Who is entitled to vote at the Annual Meeting?
Our Board of Directors has set June 6, 2023 as the record date for the Annual Meeting. All shareholders who owned common shares or Series A Preferred Shares at the close of business on June 6, 2023 may vote at the Annual Meeting, either in person or by proxy. As of the record date, there were 37,619,226 common shares outstanding and 150,000 Series A Preferred Shares outstanding. The current holder of all of the Series A Preferred Shares is GPC Thames.
Holders of the Series A Preferred Shares are entitled to vote with the holders of our common shares on an as-converted basis as determined in accordance with the Certificate of Designations setting forth the terms of the Series A Preferred Shares. However, so long as GPC Thames and its permitted transferees hold the Series A Preferred Shares, they will not be permitted to vote in excess of 9.9% of the aggregate voting power of our then-outstanding common shares on an as converted basis or of our outstanding voting securities, irrespective of the cumulative voting power that they would otherwise have based upon their ownership of Series A Preferred Shares, any common shares received on conversion of Series A Preferred Shares or as dividends with respect to Series A Preferred Shares. As of the record date, the number of common shares that the Series A Preferred Shares may be converted into is 5,640,158. However, giving effect to the limit on the voting of 9.9% of the aggregate voting power of our outstanding common shares on an as converted basis, the voting power of the Series A Preferred Shares is equivalent to 4,133,522 common shares.
50James River Group Holdings, Ltd.

How many votes do I have?
Common shareholders have one vote for each common share that they owned at the close of business on the record date, provided that on the record date those shares were either held directly in your name as the shareholder of record or were held for you as the beneficial owner through a broker, bank or other intermediary. The voting power of the Series A Preferred Shares is equivalent to the votes that may be cast by 4,133,522 common shares. There is no cumulative voting.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
The majority of our shareholders hold their shares through a broker, bank or other intermediary rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered to be the shareholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As a shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.
Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other intermediary, you are considered to be the beneficial owner of shares held in “street name,” and this proxy statement and the accompanying materials are being forwarded to you by your broker, bank or other intermediary, which is considered to be the shareholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other intermediary on how to vote and are also invited to attend the Annual Meeting. Your broker, bank or other intermediary has enclosed a voting instruction card for you to use in directing the broker, bank or other intermediary regarding how to vote your shares. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a proxy, executed in your favor, from the holder of record of such shares.
What if I do not vote for some of the items listed on my proxy card or voting instruction card?
If you are a record holder and return your signed proxy card in the enclosed envelope but do not mark selections, your shares will be voted in accordance with the recommendations of our Board of Directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card, your shares will be voted in accordance with your instructions.
If you are a beneficial owner and hold your shares in street name through a broker, bank or other intermediary and do not give voting instructions to the broker, bank or intermediary, then such party will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers, banks and other intermediaries have the discretion to vote on routine matters, but do not have the discretion to vote on non-routine matters. A vote not cast by a broker, bank or other intermediary because it has not been voted by the beneficial owner and because the broker, bank or intermediary does not have discretionary authority to vote on the particular matter is referred to as a “broker non-vote.”
Only Proposal 2 (Re-appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditor to serve until the 2024 annual general meeting of shareholders and authorization of our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration) is considered a routine matter. All other proposals to be presented at the Annual Meeting are considered “non-routine” and therefore brokers, banks and other intermediaries will not have discretionary authority to vote your shares with respect to the other proposals to be presented at the Annual Meeting. Therefore, it is important that you instruct your broker, bank or other intermediary on how to vote your shares.
What options are available to me to vote my shares?
Whether you hold shares directly as the shareholder of record or through a bank, broker or other intermediary, your shares may be voted at the Annual Meeting by following any of the voting options available to you below:
You may vote via the Internet. You may submit your proxy or voting instructions over the Internet by following the instructions on the proxy card or voting instruction form.
You may vote via the telephone.
•
If you are a shareholder of record, you can submit your proxy by calling the telephone number specified on the paper copy of the proxy card that you received with the proxy materials. You must have the control number that appears on your proxy card available when submitting your proxy over the telephone.

2023 Proxy Statement51

•
Most shareholders who hold their shares in street name may submit voting instructions by calling the number specified on the paper copy of the voting instruction form provided by their bank, broker or other intermediary. Those shareholders should check the voting instruction form for telephone voting availability.

You may vote by mail. You can submit your proxy or voting instructions by completing and signing the separate proxy card or voting instruction form you received and mailing it in the accompanying prepaid and addressed envelope.
You may vote in person at the Annual Meeting. All shareholders of record may vote in person at the Annual Meeting. Written ballots will be passed out to anyone who wants to vote at the Annual Meeting. However, if you are the beneficial owner of shares held in street name through a bank, broker or other intermediary, you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker or intermediary that holds your shares, giving you the right to vote the shares at the Annual Meeting.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance to authorize the voting of your shares at the Annual Meeting to ensure that your vote will be counted if you later are unable to attend.
How many votes must be present to hold the Annual Meeting?
The presence of two or more persons present in person representing, in person or by proxy, more than a majority of the aggregate number of all issued and outstanding voting shares (consisting of the aggregate number of outstanding shares and the number of common shares that may be voted by the holder of the Series A Preferred Shares on an as converted basis, after giving effect to the 9.9% voting cap) throughout the meeting is required for the transaction of business at the Annual Meeting. This is called a “quorum.” Your shares will be counted as being present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if a proxy card has been properly submitted by you or on your behalf. Both abstentions and “broker non-votes” will be counted as being present for the purpose of determining the presence of a quorum at the Annual Meeting. If a quorum is not present by attendance at the Annual Meeting or represented by proxy, the meeting will be adjourned to the same date one week later, at the same time and place, or to such other date, time and place as the Secretary may determine. If a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each shareholder of record entitled to vote at the meeting.
What is the vote required to pass each proposal to be presented at the Annual Meeting?
Proposal 1 (the election of directors), Proposal 2, (the re-appointment of Ernst & Young LLP as our independent auditor) and Proposal 3 (approval of the 2022 compensation of our named executive officers), require the affirmative vote of a majority of votes cast on such proposal. You may vote “For,” “Against” or “Abstain” on these proposals. Abstentions and broker non-votes will have no effect on any of the proposals.
A majority of votes cast means that the number of votes “for” a proposal must exceed the number of votes “against” such proposal. Votes cast includes only votes cast by shares represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal, and excludes abstentions.
What does it mean if I receive more than one set of proxy materials?
Generally, it means that you hold common shares registered in more than one account. To ensure that all of your shares are voted, please vote in the manner described above with respect to each proxy card or voting instruction card accompanying the proxy materials.
Can I change or revoke my vote after I return my proxy card or voting instruction card?
Yes. Any shareholder of record has the power to change or revoke a previously submitted proxy at any time before it is voted at the Annual Meeting by:
•
submitting to our Secretary, before the voting at the Annual Meeting, a written notice of revocation bearing a later date than the proxy;

•
timely delivery of a valid, later-dated proxy (only the last proxy submitted by a shareholder by Internet, telephone or mail will be counted); or

•
attending the Annual Meeting and voting in person.

Please note that your attendance at the Annual Meeting in person will not cause your previously granted proxy to be revoked unless you specifically so request.
For shares held in street name, you may revoke any previous voting instructions by submitting new voting instructions to the bank, broker or other intermediary holding your shares by the deadline for voting specified in the voting instructions provided by your bank, broker or other intermediary.
52James River Group Holdings, Ltd.

Alternatively, if your shares are held in street name and you have obtained a legal proxy from the bank, broker or other intermediary giving you the right to vote the shares at the Annual Meeting, you may revoke any previous voting instructions by attending the Annual Meeting and voting in person.
How can I attend the Annual Meeting?
The Annual Meeting is open to all shareholders holding common shares as of the record date.
Attendance at the Annual Meeting is limited to persons who were shareholders as of the record date and admission will be on a first-come, first-serve basis. Registration and seating will begin at 7:30 a.m., local time, on the date of the Annual Meeting. Each shareholder will be asked to present proof of identification, such as a driver’s license or passport, prior to admission to the Annual Meeting. Beneficial owners of shares held in street name will need to bring proof of share ownership as of the record date, such as a bank or brokerage firm account statement or a letter from the intermediary holding your shares. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.
We encourage all shareholders, even those who plan to attend the Annual Meeting, to vote in advance.
What is a proxy? How do I appoint a proxy and instruct that individual how to vote on my behalf?
A proxy is your legal designation of another person to vote on your behalf the shares that you hold.
You may appoint the proxies recommended by our Board of Directors (Frank N. D’Orazio and Sarah C. Doran; see “What does solicitation of proxies mean?” below) to vote on your behalf, and give those individuals voting instructions by following the directions on the proxy card.
If you are a shareholder of record, you may also appoint another individual to represent you at the Annual Meeting by notifying our Secretary in writing before the Annual Meeting begins. Your appointed proxy must provide valid picture identification to be admitted to the Annual Meeting.
If you are a beneficial owner, please contact the broker that holds your shares if you intend to appoint a proxy that is different from those recommended by our Board of Directors.
What does solicitation of proxies mean?
In a solicitation of proxies, one party (in this case, our Board of Directors) encourages shareholders to appoint one or more particular individuals (in this case Frank N. D’Orazio, our Chief Executive Officer and a member of the Board of Directors, and Sarah C. Doran, our Chief Financial Officer) to vote on their behalf in accordance with their instructions.
We will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or e-mail. They will not be paid any additional compensation for such solicitation. We will request brokers and intermediaries who hold our shares in their names to furnish proxy materials to beneficial owners of the shares. We will reimburse such brokers and intermediaries for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.
Beneficial owners will be asked to forward the proxy materials to the broker that holds their shares. That entity will be reimbursed for its reasonable expenses incurred in connection with distributing and collecting proxy materials.
What else will happen at the Annual Meeting?
At the Annual Meeting, the only item currently on the agenda other than voting on the proposals described in this proxy statement is for our shareholders to receive our financial statements and the report of our independent registered public accounting firm thereon for the year ended December 31, 2022.
How can I access James River Group Holdings, Ltd.’s proxy materials and annual report electronically?
This proxy statement and our 2022 Annual Report are available at https://materials.proxyvote.com/G5005R.
How do I find out the voting results?
Preliminary voting results will be announced at the Annual Meeting, and final voting results will be reported on a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.
2023 Proxy Statement53

Forward-Looking Statements
This proxy statement contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the intent, belief or current expectations of the Company, the Board and the Company’s management team. Forward-looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate or similar words. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important information regarding such risks and uncertainties can be found in our filings with the U.S. Securities and Exchange Commission including our most recently filed Annual Report on Form 10-K. These forward-looking statements speak only as of the date of this proxy statement and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.
54James River Group Holdings, Ltd.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V19329-P95704 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

JAMES RIVER GROUP HOLDINGS, LTD.

1. Election of Directors

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

NOTE: In their discretion, the proxy holders are authorized to vote on any other matters that may properly come before the meeting or any adjournments or postponements thereof.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

JAMES RIVER GROUP HOLDINGS, LTD.C/O BROADRIDGEP.O. BOX 1342BRENTWOOD, NY 11717! !! ! !! ! !VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 P.M. Eastern Time the day before the meeting. Haveyour proxy card in hand when you access the web site and follow the instructionsto obtain your records and to create an electronic voting instruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 P.M. Eastern Time the day before the meeting. Have your proxy card inhand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V19329-P95704 DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR eachof the following nominees: JAMES RIVER GROUP HOLDINGS, LTD.Nominees:1b. Peter B. Migliorato, as a Class II director1a. Dennis J. Langwell, as a Class II director1d. Frank N. D’Orazio, as a Class III directorPlease sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should eachsign personally. All holders must sign. If a corporation or partnership, please sign in fullcorporate or partnership name by authorized officer.1c. Ollie L. Sherman, Jr., as a Class II director2. To approve the re-appointment of Ernst & Young LLP,an independent registered public accounting firm, asour independent auditor to serve until the 2024 annualgeneral meeting of shareholders and authorization ofour Board of Directors, acting by the Audit Committee,to determine the independent auditor’s remuneration.3. To approve, on a non-binding, advisory basis, the 2022compensation of our named executive officers.NOTE: In their discretion, the proxy holders are authorizedto vote on any other matters that may properly come before Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. James River Group Holdings, Ltd.Proxy for Annual General Meeting of Shareholders on July 27, 2023Solicited on Behalf of the Board of DirectorsThe undersigned hereby appoints Frank N. D’Orazio and Sarah C. Doran, and each of them, or, in the absence of either or both of them, the Chairman and/or the Secretary of the Annual General Meeting of Shareholders of James River Group Holdings, Ltd. (the “Company”)to be held on July 27, 2023 at the Rosewood Bermuda located at 60 Tucker’s Point Drive, Hamilton Parish, HS 02 Bermuda at 8:00 a.m., local time (the “Annual General Meeting”), with the power to act alone, as proxies to vote all of the common shares which the undersigned would be entitled to vote if personally present and acting at the Annual General Meeting or at any postponement or adjournment thereof.The common shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the common shares will be voted “for” each of the nominees in Proposal 1 and “for” Proposals 2 and 3 and in the discretion of the proxy holders on any other matters that may properly come before the meeting and any adjournment or postponements thereof. The undersigned acknowledges receipt of the Notice of the Annual General Meeting of Shareholdersand the Company’s proxy statement pertaining thereto. Continued and to be signed on reverse side